                    MORTGAGE LOAN PURCHASE AND SALE AGREEMENT

          This Mortgage Loan Purchase and Sale Agreement (this "Agreement"), is dated and effective as of September 13, 2006, between Wells Fargo Bank, National
Association ("Wells Fargo Bank"), as seller (in such capacity, together with its successors and permitted assigns hereunder, the "Mortgage Loan Seller"), and
Bear Stearns Commercial Mortgage Securities Inc. ("BSCMSI"), as purchaser (in such capacity, together with its successors and permitted assigns hereunder, the
"Purchaser").

                                    RECITALS

          Wells Fargo Bank desires to sell, assign, transfer, set over and otherwise convey to BSCMSI, without recourse, representation or warranty, other than as set forth herein, and BSCMSI desires to purchase, subject to the terms and conditions set forth herein, the multifamily and commercial mortgage loans
(collectively, the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule"), as such schedule may be amended from time to time pursuant to the terms hereof.

          BSCMSI intends to create a trust (the "Trust"), the primary assets of which will be a segregated pool of multifamily and commercial mortgage loans that includes the Mortgage Loans and certain other commercial and multifamily mortgage loans (collectively, the "Trust Mortgage Loans"). Beneficial ownership of the assets of the Trust (such assets collectively, the "Trust Fund") will be evidenced by a series of mortgage pass-through certificates (the
"Certificates"). Certain classes of the Certificates will be rated by Fitch,
Inc. and Standard & Poor's, a division of The McGraw Hill Companies, Inc.
(together, the "Rating Agencies"). Certain classes of the Certificates (the
"Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust will be created and the
Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), among
BSCMSI, as depositor (in such capacity, the "Depositor"), Prudential Asset
Resources, Inc., as a master servicer (in such capacity, a "Master Servicer"),
Wells Fargo Bank, National Association, as a master servicer (in such capacity, a "Master Servicer"), as certificate administrator (in such capacity, the
"Certificate Administrator") and as tax administrator (in such capacity, the
"Tax Administrator"), LNR Partners, Inc., as a special servicer (a "Special
Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee").
Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement as in full force and effect on the Closing Date (as defined in Section 1 hereof).
It is anticipated that BSCMSI will transfer the Mortgage Loans to the Trust contemporaneously with its purchase of the Mortgage Loans hereunder.

          BSCMSI intends to sell the Registered Certificates to Bear, Stearns &
Co. Inc. ("BSC") and Morgan Stanley & Co. Incorporated ("Morgan Stanley"; and
together with BSC in such capacity, the "Underwriters"), pursuant to an underwriting agreement, dated the date hereof (the "Underwriting Agreement"), among BSCMSI and the Underwriters; and BSCMSI intends to sell the remaining
Certificates (the "Non-Registered Certificates") to BSC and Morgan Stanley
(together in such capacities, the "Initial Purchasers") pursuant to a certificate purchase agreement, dated the date hereof (the "Certificate Purchase
Agreement"), among BSCMSI and

the Initial Purchasers. The Registered Certificates are more fully described in the prospectus dated September 13, 2006 (the "Base Prospectus"), and the supplement to the Base Prospectus dated September 13, 2006 (the "Prospectus
Supplement"; and, together with the Base Prospectus, the "Prospectus"), as each may be amended or supplemented at any time hereafter. The Non-Registered
Certificates are more fully described in the private placement memorandum dated the date hereof (the "Memorandum"), as it may be amended or supplemented at any time hereafter.

          Wells Fargo Bank will indemnify the Depositor, the Underwriters the
Initial Purchasers and certain related parties with respect to the disclosure regarding the Mortgage Loans that is contained in the Prospectus, the Memorandum and certain other disclosure documents and offering materials relating to the
Certificates, pursuant to an indemnification agreement, dated as of the date hereof (the "Indemnification Agreement"), among Wells Fargo Bank, the Depositor, the Underwriters and the Initial Purchasers.

          As used herein, "Regulation AB" means Subpart 229.1100 - Asset Backed
Securities (Regulation AB), 17 C.F.R. Sections 229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed
Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631
(January 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

          NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase. The Mortgage Loan Seller agrees to sell, assign, transfer, set over and otherwise convey to the Purchaser, without recourse, representation or warranty, other than as set forth herein, and the
Purchaser agrees to purchase from the Mortgage Loan Seller, subject to the terms and conditions set forth herein, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on September 27, 2006 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the Cut-off Date, the Mortgage Loans will have an aggregate principal balance, after application of all payments of principal due on the Mortgage Loans on or before such date, whether or not received, of $762,311,320, subject to a variance of plus or minus 5%. The purchase price for the Mortgage Loans shall be
$788,776,532, which purchase price excludes accrued interest and applicable deal expenses. The Purchaser shall pay such purchase price, plus interest accrued on the Mortgage Loans from the Cut-off Date to the Closing Date and any applicable deal expenses, to the Mortgage Loan Seller on the Closing Date by wire transfer in immediately available funds or by such other method as shall be mutually acceptable to the parties hereto.

          SECTION 2. Conveyance of the Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt of the purchase price referred to in Section 1 hereof and the other conditions to the
Mortgage Loan Seller's obligations set forth herein, the Mortgage Loan Seller does hereby sell, assign, transfer, set over and otherwise convey to the
Purchaser, without recourse, representation or warranty, other than as set forth herein, all of the right, title and interest of the Mortgage Loan Seller in, to and under

                                        2

the Mortgage Loans and all documents included in the related Mortgage Files and
Servicing Files. Such assignment includes all scheduled payments of principal and interest under and proceeds of the Mortgage Loans received after their respective Cut-off Dates (other than scheduled payments of interest and principal due on or before their respective Cut-off Dates, which shall belong and be promptly remitted to the Mortgage Loan Seller) together with all documents delivered or caused to be delivered hereunder with respect to such
Mortgage Loans by the Mortgage Loan Seller (including all documents included in the related Mortgage Files and Servicing Files and any related Additional
Collateral). The Purchaser shall be entitled to receive all scheduled payments of principal and interest due on the Mortgage Loans after their respective
Cut-off Dates, and all other recoveries of principal and interest collected thereon after their respective Cut-off Dates (other than scheduled payments of principal and interest due on the Mortgage Loans on or before their respective
Cut-off Dates and collected after such respective Cut-off Dates, which shall belong to the Mortgage Loan Seller). In no event, however, shall such conveyance and assignment constitute or be construed as an assumption by the Purchaser of, in the case of any Mortgage Loan that is part of a Mortgage Loan Group, any obligation or liability that is imposed only on the initial holder of such
Mortgage Loan under the terms of the related Mortgage Loan Group Intercreditor
Agreement.

          After the Mortgage Loan Seller's transfer of the Mortgage Loans to the
Purchaser, as provided herein, the Mortgage Loan Seller shall not take any action inconsistent with the Purchaser's ownership of the Mortgage Loans. Except for actions that are the express responsibility of another party hereunder or under the Pooling and Servicing Agreement, and further except for actions that the Mortgage Loan Seller is expressly permitted to complete subsequent to the
Closing Date, the Mortgage Loan Seller shall, on or before the Closing Date, take all actions required under applicable law to effectuate the transfer of the
Mortgage Loans by the Mortgage Loan Seller to the Purchaser.

          (b) The conveyance of the Mortgage Loans and the related rights and property accomplished hereby is intended by the parties hereto to constitute a sale by the Mortgage Loan Seller of all the Mortgage Loan Seller's right, title and interest in and to such Mortgage Loans and such other related rights and property by the Mortgage Loan Seller to the Purchaser. Furthermore, it is not
intended that such conveyance be a pledge of security for a loan. If such conveyance is determined to be a pledge of security for a loan, however, then:
(i) this Agreement shall constitute a security agreement under applicable law;
(ii) the Mortgage Loan Seller shall be deemed to have granted to the Purchaser a first priority security interest in all of the Mortgage Loan Seller's right, title and interest in and to the Mortgage Loans and all amounts payable to the holder(s) of the Mortgage Loans in accordance with the terms thereof (other than scheduled payments of interest and principal due and payable on such Mortgage
Loans on or prior to their respective Cut-Off Dates or, in the case of a
Replacement Pooled Mortgage Loan, on or prior to the related date of substitution); (iii) the assignment by BSCMSI to the Trustee of its interests in the Mortgage Loans as contemplated by Section 15 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Purchaser (or the Trustee or its agent) of the Mortgage Notes with respect to the Mortgage Loans subject hereto from time to time and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by a purchaser or person designated by such secured party for the purpose of perfecting such security interest under applicable law; and (v) notifications to, and acknowledgments, receipts or

                                        3

confirmations from, Persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the Purchaser for the purpose of perfecting such security interest under applicable law. The Mortgage
Loan Seller and the Purchaser shall, to the extent consistent with this
Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this
Agreement and the Pooling and Servicing Agreement.

          (c) In connection with the Mortgage Loan Seller's assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee or a Custodian appointed thereby, on or before the Closing Date, the Mortgage
Note for each Mortgage Loan so assigned, endorsed to the Trustee as specified in clause (i) of the definition of "Mortgage File", and, on or before the date that is 45 days following the Closing Date, the remainder of the Mortgage File for each Mortgage Loan and any Additional Collateral (other than original Letters of
Credit and Reserve Funds, which shall be transferred to the Trustee or to the applicable Master Servicer) for each Mortgage Loan. Notwithstanding the preceding sentence, if the Mortgage Loan Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan (exclusive of any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan), the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iii),
(vii) and (ix)(A) of the definition of "Mortgage File", with evidence of recording or filing (if applicable, and as the case may be) thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, as the case may be, then (subject to the obligation of the Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a
Custodian appointed thereby (if such document or instrument is not otherwise returned to the Trustee or such Custodian) promptly upon the Mortgage Loan
Seller's receipt thereof), so long as a copy of such document or instrument, certified by the Mortgage Loan Seller or title agent as being a copy of the document deposited for recording or filing and (in the case of such clause (ii))
accompanied by an Officer's Certificate of the Mortgage Loan Seller or a
statement from the title agent to the effect that such original Mortgage has been sent to the appropriate public recording official for recordation, has been delivered to the Trustee on or before the date that is 45 days following the
Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, and if the Mortgage
Loan Seller cannot or does not so deliver, or cause to be delivered, as to any
Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan), the original of any of the documents and/or instruments referred to in clauses (iv) and (ix)(B) of the definition of
"Mortgage File", because such document or instrument has been delivered for recording or filing, as the case may be, then (subject to the obligation of the
Mortgage Loan Seller to nonetheless (1) from time to time make or cause to be made reasonably diligent efforts to obtain such document or instrument (with such evidence) if it is not returned within a reasonable period after the date when it was transmitted for recording and (2) deliver such document or instrument to the Trustee or a Custodian appointed thereby (if such document or instrument is not otherwise returned to the

                                        4

Trustee or such Custodian) promptly upon the Mortgage Loan Seller's receipt thereof), so long as a copy of such document or instrument, certified by the
Mortgage Loan Seller, a title agent or a recording or filing agent as being a copy of the document deposited for recording or filing and accompanied by an
Officer's Certificate of the Mortgage Loan Seller or a statement from the title agent that such document or instrument has been sent to the appropriate public recording official for recordation (except that such certification shall not be required if the Trustee is responsible for recordation of such document or instrument under the Pooling and Servicing Agreement and the Mortgage Loan
Seller has delivered the original unrecorded document or instrument to the
Trustee on or before the date that is 45 days following the Closing Date), has been delivered to the Trustee on or before the date that is 45 days following the Closing Date, the delivery requirements of this subsection shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File. In addition, with respect to each Mortgage Loan (exclusive of any Mortgage Loan that constitutes a
Non-Trust-Serviced Pooled Mortgage Loan) under which any Additional Collateral is in the form of a Letter of Credit as of the Closing Date, the Mortgage Loan
Seller shall cause to be prepared, executed and delivered to the issuer of each such Letter of Credit such notices, assignments and acknowledgments as are required under such Letter of Credit to assign, without recourse, to the Trustee the Mortgage Loan Seller's rights as the beneficiary thereof and drawing party thereunder. Furthermore, with respect to each Mortgage Loan, if any, as to which there exists a secured creditor impaired property insurance policy or pollution limited liability environmental impairment policy covering the related Mortgaged
Property, the Mortgage Loan Seller shall cause such policy, within a reasonable period following the Closing Date, to inure to the benefit of the Trustee for the benefit of the Certificateholders (if and to the extent that it does not by its terms automatically inure to the holder of such Mortgage Loan). For purposes of this paragraph, the relevant definition of "Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

          (d) As soon as reasonably possible, and in any event within 45 days after the later of (i) the Closing Date (or in the case of a Replacement Pooled
Mortgage Loan substituted as contemplated by Section 2.03 of the Pooling and
Servicing Agreement, after the related date of substitution) and (ii) the date on which all recording information necessary to complete the subject document is received by the Mortgage Loan Seller, the Mortgage Loan Seller shall complete
(to the extent necessary), and shall submit for recording or filing, as the case may be, including via electronic means, if appropriate, in or with the appropriate office for real property records or UCC Financing Statements, as applicable, each assignment of Mortgage and assignment of Assignment of Leases
(except, in each case, with respect to any Mortgage or Assignment of Leases that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (iv) of the definition of "Mortgage File" in the Pooling and Servicing Agreement and each assignment of UCC Financing Statement (except with respect to any UCC Financing Statement that has been recorded in the name of MERS or its designee) in favor of the Trustee referred to in clause (ix)(B)
of the definition of "Mortgage File" in the Pooling and Servicing Agreement.
Each such assignment shall reflect that it should be returned by the public recording office to the Trustee following recording, and each such assignment of
UCC Financing Statement shall reflect that the file copy thereof or an appropriate receipt therefor, as applicable, should be returned to the Trustee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases the Trustee shall obtain therefrom a copy of the recorded

                                        5

original. If the Mortgage Loan Seller receives written notice that any assignment or other instrument of transfer with respect to the Mortgage Loans is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Mortgage Loan Seller shall prepare or cause the preparation of a substitute therefor or cure such defect, as the case may be. The Mortgage Loan
Seller shall be responsible for all reasonable out-of-pocket costs and expenses associated with recording and/or filing any and all assignments and other instruments of transfer with respect to the Mortgage Loans that are required to be recorded or filed, as the case may be, under the Pooling and Servicing
Agreement; provided that the Mortgage Loan Seller shall not be responsible for actually recording or filing any such assignments or other instruments of transfer or for costs and expenses that the related Borrowers have agreed to pay.

          (e) In connection with the Mortgage Loan Seller's assignment pursuant to Section 2(a) above, the Mortgage Loan Seller, at its expense, shall deliver to and deposit with, or cause to be delivered to and deposited with, the applicable Master Servicer, on or before the date that is 45 days after the
Closing Date, in the case of the items in clause (i) below, and 20 days after the Closing Date, in the case of the items in clause (ii) below, the following items (except to the extent that any of the following items are to be retained by a Primary Servicer or Sub-Servicer that will continue to act on behalf of the applicable Master Servicer as contemplated by the Pooling and Servicing
Agreement and a Primary Servicing Agreement or Sub-Servicing Agreement and
except to the extent that any of the following items relate to any Mortgage Loan that constitutes a Non-Trust-Serviced Pooled Mortgage Loan): (i) originals or copies of all financial statements, appraisals, environmental/engineering reports, transaction screens, seismic assessment reports, leases, rent rolls, insurance policies and certificates, major space leases, legal opinions and tenant estoppels and any other relevant documents relating to the origination and servicing of any Mortgage Loan that are reasonably necessary for the ongoing administration and/or servicing of the applicable Mortgage Loan in the possession or under the control of the Mortgage Loan Seller that relate to the
Mortgage Loans transferred by it to the Purchaser and, to the extent that any original documents are not required to be a part of a Mortgage File for any such
Mortgage Loan, originals or copies of all documents, certificates and opinions in the possession or under the control of the Mortgage Loan Seller that were delivered by or on behalf of the related Borrowers in connection with the origination of such Mortgage Loans (provided that the Mortgage Loan Seller shall not be required to deliver any attorney-client privileged communication, draft documents or any documents or materials prepared by it or its Affiliates for internal uses, including without limitation, credit committee briefs or memoranda and other internal approval documents); and (ii) all unapplied Reserve
Funds and Escrow Payments in the possession or under the control of the Mortgage
Loan Seller that relate to the Mortgage Loans.

          (f) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Mortgage Loan Seller shall report its transfer of the Mortgage Loans to the Purchaser, as provided herein, as a sale of the
Mortgage Loans to the Purchaser in exchange for the consideration specified in
Section 1 hereof. In connection with the foregoing, the Mortgage Loan Seller shall cause all of its records to reflect such transfer as a sale (as opposed to a secured loan) and to reflect that the Mortgage Loans are no longer property of the Mortgage Loan Seller.

          (g) The Mortgage Loan Schedule, as it may be amended from time to time, shall conform to the requirements set forth in the Pooling and Servicing
Agreement. The

                                        6

Mortgage Loan Seller shall, within 15 days of its discovery or receipt of notice of any error on the Mortgage Loan Schedule, amend such Mortgage Loan Schedule and deliver to the Purchaser or the Trustee, as the case may be, an amended
Mortgage Loan Schedule; provided that this sentence shall not be construed to relieve the Mortgage Loan Seller of any liability for any related Breach.

          SECTION 3. Examination of Mortgage Loan Files and Due Diligence
Review. The Mortgage Loan Seller shall reasonably cooperate with any examination of the Mortgage Files for, and any other documents and records relating to, the
Mortgage Loans, that may be undertaken by or on behalf of the Purchaser on or before the Closing Date. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of any of the Mortgage Files for, and/or any of such other documents and records relating to, the Mortgage Loans, shall not affect the Purchaser's right to pursue any remedy available in equity or at law for a breach of the Mortgage Loan Seller's representations and warranties made pursuant to Section 4, except as expressly set forth in Section
5.

          SECTION 4. Representations, Warranties and Covenants of the Mortgage
Loan Seller and the Purchaser.

          (a) The Mortgage Loan Seller hereby makes, as of the Closing Date
(and, in connection with any replacement of a Defective Mortgage Loan (as defined in Section 4(d) hereof) with one or more Replacement Mortgage Loans
(also as defined in Section 4(d) hereof), pursuant to Section 5(a) hereof, as of the related date of substitution), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit B-1. The Purchaser hereby makes, as of the Closing Date, to and for the benefit of the Mortgage
Loan Seller, each of the representations and warranties set forth in Exhibit
B-2.

          (b) The Mortgage Loan Seller hereby makes, as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, each of the representations and warranties set forth in Exhibit C.

          (c) The Mortgage Loan Seller hereby represents and warrants, as of the
Closing Date, to and for the benefit of BSCMSI only, that the Mortgage Loan
Seller has not dealt with any broker, investment banker, agent or other person
(other than the Depositor, the Underwriters and the Initial Purchasers) who may
be entitled to any commission or compensation in connection with the sale to the
Purchaser of the Mortgage Loans.

          (d) The Mortgage Loan Seller hereby represents and warrants that, with respect to the Mortgage Loans and the Mortgage Loan Seller's role as
"originator" (or the role of any third party as "originator" of any Mortgage
Loan for which the Mortgage Loan Seller was not the originator) and "sponsor" in connection with the issuance of the Registered Certificates, the information regarding the Mortgage Loans, the related Borrowers, the related Mortgaged
Properties and/or the Mortgage Loan Seller contained in the Prospectus
Supplement complies in all material respects with the applicable disclosure requirements of Regulation AB.

          (e) For so long as the Trust is subject to the reporting requirements of the Exchange Act, the Mortgage Loan Seller hereby agrees to provide the
Purchaser (or with respect

                                        7

to any Serviced Non-Pooled Pari Passu Companion Loan that is deposited into an
Other Securitization, the depositor in such Other Securitization) and the
Certificate Administrator with any Additional Form 10-D Disclosure and any
Additional Form 10-K Disclosure opposite which "Pooled Mortgage Loan Seller" is set forth on Schedule IX and Schedule X to the Pooling and Servicing Agreement
within the time periods and in accordance with the provisions set forth in the
Pooling and Servicing Agreement.

          (f) The Mortgage Loan Seller hereby agrees that it shall be deemed to make to and for the benefit of the Purchaser, as of the date of substitution, with respect to any replacement mortgage loan (a "Replacement Mortgage Loan")
that is substituted for a Defective Mortgage Loan, by the Mortgage Loan Seller
pursuant to Section 5(a) of this Agreement, each of the representations and warranties set forth in Exhibit C to this Agreement. From and after the date of substitution, each Replacement Mortgage Loan, if any, shall be deemed to constitute a "Mortgage Loan" hereunder for all purposes. A "Defective Mortgage
Loan" is any Mortgage Loan as to which there is an unremedied Material Breach or
Material Document Defect.

          (g) It is understood and agreed that the representations and warranties set forth in or made pursuant to this Section 4 shall survive delivery of the respective Mortgage Files to the Purchaser or its designee and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement or assignment.

          SECTION 5. Notice of Breach; Cure, Repurchase and Substitution.

          (a) The Mortgage Loan Seller shall, not later than 90 days from discovery by the Mortgage Loan Seller, or the receipt by the Mortgage Loan
Seller of notice, of any Material Breach or Material Document Defect with respect to any Mortgage Loan (or, if such Material Breach or Material Document
Defect, as the case may be, related to whether such Mortgage Loan is, or as of the Closing Date (or, in the case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, and provided that the
Mortgage Loan Seller discovered or received prompt written notice thereof, within 90 days after any earlier discovery by the Mortgage Loan Seller or any party to the Pooling and Servicing Agreement of such Material Breach or Material
Document Defect, as the case may be) (such 90-day period, in any case, the
"Initial Resolution Period"), correct or cure such Material Document Defect or
Material Breach, as the case may be, in all material respects, or repurchase the affected Mortgage Loan at the applicable Purchase Price; provided that if the
Mortgage Loan Seller certifies to the Trustee in writing (i) that such Material
Document Defect or Material Breach, as the case may be, does not relate to whether the affected Mortgage Loan is or, as of the Closing Date (or, in the
case of a Replacement Mortgage Loan, as of the related date of substitution), was a Qualified Mortgage, (ii) that such Material Document Defect or Material
Breach, as the case may be, is capable of being cured but not within the applicable Initial Resolution Period, (iii) that such Mortgage Loan Seller has commenced and is diligently proceeding with the cure of such Material Document
Defect or Material Breach, as the case may be, during the applicable Initial
Resolution Period, and (iv) that such Mortgage Loan Seller anticipates that such
Material Document Defect or Material Breach, as the case may be, will be cured within an additional 90-day period (such additional 90-day period, the
"Resolution Extension Period"), then the Mortgage Loan Seller shall have an additional period equal to any such applicable Resolution Extension Period to complete such correction or cure (or, upon failure to complete such

                                        8

correction or cure, to repurchase the affected Mortgage Loan); and provided, further, that, in lieu of repurchasing the affected Mortgage Loan as contemplated above (but, in any event, no later than such repurchase would have to have been completed), such Mortgage Loan Seller shall be permitted, during the three-month period following the Startup Day for the REMIC Pool that holds the affected Mortgage Loan (or during the two-year period following such Startup
Day if the affected Mortgage Loan is a "defective obligation" within the meaning of Section 860G(a)(4)(B)(ii) of the Code and Treasury regulation section
1.860G-2(f)), to replace the affected Mortgage Loan with one or more Qualifying
Substitute Mortgage Loans and to pay a cash amount equal to the applicable
Substitution Shortfall Amount. The parties hereto agree that delivery by the
Trustee (or a Custodian on its behalf) of a certification or schedule of exceptions to the Mortgage Loan Seller pursuant to the Pooling and Servicing
Agreement shall not in and of itself constitute delivery of notice of any
Material Document Defect or knowledge of the Mortgage Loan Seller of any
Material Document Defect therein. If any Mortgage Loan is to be repurchased or replaced as contemplated by this subsection, the Purchaser or its designee shall be entitled to designate the account to which funds in the amount of the applicable Purchase Price or Substitution Shortfall Amount (as the case may be)
are to be wired. Any such repurchase or replacement of a Mortgage Loan shall be on a whole loan, servicing released basis. Notwithstanding this subsection, the absence from the Mortgage File, (i) on the Closing Date of the Mortgage Note (or
a lost note affidavit and indemnity with a copy of the Mortgage Note) and (ii)
by the first anniversary of the Closing Date of originals or copies of the following documents (without the presence of any factor that reasonably mitigates such absence, non-conformity or irregularity) or of any Specially
Designated Mortgage Loan Document shall be conclusively presumed to be a
Material Document Defect and shall obligate the Mortgage Loan Seller to cure such Material Document Defect, or, failing that, repurchase the related Mortgage
Loan or REO Mortgage Loan, all in accordance with the procedures set forth herein: (a) the Mortgage and any separate Assignment of Leases as described by clauses (ii) and (iii) of the definition of "Mortgage File"; (b) the title insurance policy as described in clause (viii) of the definition of "Mortgage
File" (or, if the policy has not yet been issued, an original or copy of a written commitment "marked-up" at the closing of such Mortgage Loan, interim binder or the pro forma title insurance policy, in each case evidencing a binding commitment to issue such policy); or (c) the assignment of Mortgage (and any separate Assignment of Leases) as described by clause (iv) of the definition of "Mortgage File". For purposes of this paragraph, the relevant definition of
"Mortgage File" shall be the definition of such term set forth in the Pooling and Servicing Agreement as in full force and effect on the Closing Date.

          The remedies provided for in this subsection with respect to any
Material Document Defect or Material Breach with respect to any Mortgage Loan shall apply to the related REO Property.

          If (x) a Defective Mortgage Loan is to be repurchased or replaced as described above, (y) such Defective Mortgage Loan is part of a
Cross-Collateralized Group and (z) the applicable document defect or breach does not constitute a Material Document Defect or Material Breach, as the case may be, as to the other Mortgage Loan(s) that are a part of such
Cross-Collateralized Group (the "Other Crossed Loans") (without regard to this paragraph), then the applicable Document Defect or Breach (as the case may be)
shall be deemed to constitute a Material Document Defect or Material Breach (as the case may be) as to each such Other Crossed Loan for purposes of the above provisions, and the Mortgage Loan Seller shall be

                                        9

obligated to repurchase or replace each such Other Crossed Loan in accordance with the provisions above unless, in the case of such Breach or Document Defect:

                    (A) the Mortgage Loan Seller (at its expense) delivers or
          causes to be delivered to the Trustee an Opinion of Counsel to the effect that its repurchase of only those Mortgage Loans as to which a
          Material Breach has actually occurred without regard to the provisions of this paragraph (the "Affected Loan(s)") and the operation of the remaining provisions of this Section 5(a) will not result in an
          Adverse REMIC Event with respect to any REMIC Pool, or an Adverse
          Grantor Event with respect to either Grantor Trust Pool, under the
          Pooling and Servicing Agreement; and

                    (B) both of the following conditions would be satisfied if the Mortgage Loan Seller were to repurchase or replace only the
          Affected Loans and not the Other Crossed Loans:

                         (i) the debt service coverage ratio for all such Other
               Crossed Loan (excluding the Affected Loan(s)) for the four calendar quarters immediately preceding the repurchase or
               replacement is not less than the least of (A) 0.10x below the debt service coverage ratio for the Cross-Collateralized Group
               (including the Affected Loan(s)) set forth in Appendix B to the
               Prospectus Supplement, (B) the debt service coverage ratio for the Cross-Collateralized Group (including the Affected Loan(s))
               for the four preceding calendar quarters preceding the repurchase or replacement and (C) 1.25x; and

                         (ii) the loan-to-value ratio for the Other Crossed
               Loans is not greater than the greatest of (A) the loan-to-value ratio, expressed as a whole number (taken to one decimal place), for the Cross-Collateralized Group (including the Affected
               Loan(s)) set forth in Appendix B to the Prospectus Supplement plus 10%, (B) the loan-to-value ratio for the
               Cross-Collateralized Group (including the Affected Loan(s)) at the time of repurchase or replacement, and (C) 75%.

The determination of the applicable Master Servicer as to whether the conditions set forth above have been satisfied shall be conclusive and binding in the absence of manifest error. The applicable Master Servicer will be entitled to cause to be delivered, or direct the Mortgage Loan Seller to (in which case the
Mortgage Loan Seller shall) cause to be delivered, to the applicable Master
Servicer an Appraisal of any or all of the related Mortgaged Properties for purposes of determining whether the condition set forth in clause (ii) above has been satisfied, in each case at the expense of the Mortgage Loan Seller if the scope and cost of the Appraisal is approved by the Mortgage Loan Seller and the
Controlling Class Representative (such approval not to be unreasonably withheld in each case).

          With respect to any Defective Mortgage Loan that forms a part of a
Cross-Collateralized Group and as to which the conditions described in the preceding paragraph are satisfied, such that the Trust Fund will continue to hold the Other Crossed Loans, the Mortgage Loan Seller and the Purchaser agree to forbear from enforcing any remedies against the other's Primary Collateral but each is permitted to exercise remedies against the Primary Collateral

                                       10

securing its respective Mortgage Loans, including with respect to the Trustee, the Primary Collateral securing the Affected Loan(s) still held by the Trustee, so long as such exercise does not impair the ability of the Mortgage Loan Seller to exercise its remedies against its Primary Collateral. If the exercise of remedies by one such party would impair the ability of the other such party to exercise its remedies with respect to the Primary Collateral securing the
Affected Loan or the Other Crossed Loans, as the case may be, held by the other such party, then both parties shall forbear from exercising such remedies unless and until the Mortgage Loan Documents evidencing and securing the relevant
Mortgage Loans can be modified in a manner that complies with this Agreement to remove the threat of impairment as a result of the exercise of remedies. Any reserve or other cash collateral or letters of credit securing any of the
Cross-Collateralized Loans shall be allocated between the Mortgage Loans in accordance with the Mortgage Loan Documents, or otherwise on a pro rata basis based upon their outstanding Stated Principal Balances. All other terms of the
Mortgage Loans shall remain in full force and effect, without any modification thereof. The Borrowers set forth on Schedule V to the Pooling and Servicing
Agreement are intended third-party beneficiaries of the provisions set forth in this paragraph and the preceding paragraph. The provisions of this paragraph and the preceding paragraph may not be modified with respect to any Mortgage Loan without the related Borrower's consent.

          All costs and expenses incurred by the Trustee and the applicable
Master Servicer with respect to any Cross-Collateralized Group pursuant to the preceding paragraph shall be included in the calculation of Purchase Price for the Affected Loan(s) to be repurchased or replaced.

          (b) Whenever one or more Replacement Mortgage Loans are substituted for a Defective Mortgage Loan by the Mortgage Loan Seller as contemplated by this Section 5, upon direction by the applicable Master Servicer, the Mortgage
Loan Seller shall deliver to the Trustee the related Mortgage File and a certification to the effect that such Replacement Mortgage Loan satisfies or such Replacement Mortgage Loans satisfy, as the case may be, all of the requirements of the definition of "Qualifying Substitute Mortgage Loan". No mortgage loan may be substituted for a Defective Mortgage Loan as contemplated by this Section 5 if the Mortgage Loan to be replaced was itself a Replacement
Mortgage Loan, in which case, absent a cure of the relevant Material Breach or
Material Document Defect, the affected Mortgage Loan will be required to be repurchased as contemplated hereby. Monthly Payments due with respect to each
Replacement Mortgage Loan (if any) after the related date of substitution, and
Monthly Payments due with respect to each corresponding Deleted Mortgage Loan
(if any) after its respective Cut-off Date and on or prior to the related date of substitution, shall be part of the Trust Fund. Monthly Payments due with respect to each Replacement Mortgage Loan (if any) on or prior to the related date of substitution, and Monthly Payments due with respect to each corresponding Deleted Mortgage Loan (if any) after the related date of substitution, shall not be part of the Trust Fund and are to be remitted by the applicable Master Servicer to the Mortgage Loan Seller promptly following receipt.

          If any Mortgage Loan is to be repurchased or replaced by the Mortgage
Loan Seller as contemplated by this Section 5, upon direction by the applicable
Master Servicer, the Mortgage Loan Seller shall amend the Mortgage Loan Schedule to reflect the removal of any Deleted Mortgage Loan and, if applicable, the substitution of the related Replacement Mortgage

                                       11

Loan(s) and deliver or cause the delivery of such amended Mortgage Loan Schedule to the parties to the Pooling and Servicing Agreement. Upon any substitution of one or more Replacement Mortgage Loans for a Deleted Mortgage Loan, such
Replacement Mortgage Loan(s) shall become part of the Trust Fund and be subject to the terms of this Agreement in all respects.

          (c) Upon the date when the full amount of the Purchase Price or
Substitution Shortfall Amount (as the case may be) for any Mortgage Loan repurchased or replaced by the related Mortgage Loan Seller as contemplated by this Section 5 has been deposited in the account designated therefor by the
Purchaser (or the applicable Master Servicer on its behalf), and further, if applicable, upon receipt by the Purchaser (or the Trustee or a Custodian appointed thereby) of the Mortgage File for each Replacement Mortgage Loan (if any) to be substituted for a Deleted Mortgage Loan, together with any certifications and/or opinions required pursuant to this Section 5 to be delivered by the Mortgage Loan Seller, the Purchaser (or the Trustee) shall (i)
release or cause the release of the Mortgage File and any Additional Collateral held by or on behalf of the Purchaser (or the Trustee) for the Deleted Mortgage
Loan to the Mortgage Loan Seller or its designee and (ii) execute and deliver such instruments of release, transfer and/or assignment, in each case without recourse, as shall be provided to it and are reasonably necessary to vest in the
Mortgage Loan Seller or its designee the ownership of the Deleted Mortgage Loan, and the Purchaser (or the applicable Master Servicer on its behalf) shall notify the affected Borrowers of the transfers of the Deleted Mortgage Loan(s) and any
Replacement Mortgage Loan(s). In connection with any such repurchase or substitution by the Mortgage Loan Seller, each of the applicable Master Servicer and the Special Servicer (or other servicing agent for the Purchaser) shall deliver to the Mortgage Loan Seller or its designee any portion of the related
Servicing File, together with any Escrow Payments, Reserve Funds and Additional
Collateral, held by or on behalf of such Master Servicer or the Special Servicer
(or other servicing agent for the Purchaser), as the case may be, with respect to the Deleted Mortgage Loan, in each case at the expense of the Mortgage Loan
Seller.

          (d) It is understood and agreed that the obligations of the Mortgage
Loan Seller set forth in this Section 5 to cure a Material Breach or a Material
Document Defect, or to repurchase or replace the related Defective Mortgage
Loan(s), constitute the sole remedies available to the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders with respect to a Breach or Document Defect in respect of any Mortgage Loan.

          Notwithstanding the foregoing, to the extent (but only to the extent)
that (A) the Mortgage Loan Seller represents in the representation and warranty set forth in the final sentence of paragraph 23 or the representation and warranty set forth in the final sentence of paragraph 29 of Exhibit C attached hereto that the Borrower under a Mortgage Loan is required to pay, or that the lender is entitled to charge the Borrower for, a cost or expense described in such sentence, (B) such representation and warranty is untrue with respect to such cost or expense, (C) the Purchaser actually incurs such cost or such expense, (D) the Purchaser (or a Person acting on behalf of the Purchaser)
exercises efforts consistent with the Servicing Standard and the related
Mortgage Loan Documents to collect such cost or expense from the Borrower and
(E) the Borrower does not pay such cost or expense at or before the conclusion of the efforts described in the preceding clause (D), then the Mortgage Loan
Seller hereby covenants and agrees (it

                                       12

being the intention of the parties that all, and not less than all, of the conditions described in the preceding clauses (A), (B), (C), (D) and (E) shall be precedent to such covenant and agreement) to pay such cost or expense within
90 days following a direction by the Purchaser (or a Person acting on behalf of the Purchaser) to do so. Also notwithstanding the foregoing, the remedy described in the immediately preceding sentence shall constitute the sole remedy available to the Purchaser, the Certificateholders or the Trustee on behalf of the Certificateholders with respect to any breach of any representation described in clause (A) of the immediately preceding sentence, the Mortgage Loan
Seller shall not otherwise have any obligation to cure such a breach and the
Mortgage Loan Seller shall not have any obligation to repurchase or replace the affected Mortgage Loan.

          SECTION 6. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin LLP, 787 Seventh
Avenue, New York, New York 10019 at 10:00 a.m., New York City time, on the
Closing Date.

          The Closing shall be subject to each of the following conditions:

          (i) All of the representations and warranties of the Mortgage Loan
     Seller made pursuant to Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

          (ii) All documents specified in Section 7 of this Agreement (the
     "Closing Documents"), in such forms as are agreed upon and reasonably acceptable to the Purchaser and, in the case of the Pooling and Servicing
     Agreement (insofar as such Agreement affects the obligations of the
     Mortgage Loan Seller hereunder), to the Mortgage Loan Seller, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (iii) The Mortgage Loan Seller shall have delivered and released to the Purchaser or its designee, all documents, funds and other assets required to be delivered thereto pursuant to Section 2 of this Agreement;

          (iv) The result of any examination of the Mortgage Files for, and any other documents and records relating to, the Mortgage Loans performed by or on behalf of the Purchaser pursuant to Section 3 hereof shall be satisfactory to the Purchaser in its reasonable determination;

          (v) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects, and the Mortgage Loan Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed by it after the
     Closing Date;

          (vi) The Mortgage Loan Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement;

          (vii) the Mortgage Loan Seller shall have received the purchase price for the Mortgage Loans, as contemplated by Section 1; and

                                       13

          (viii) Neither the Underwriting Agreement nor the Certificate Purchase
     Agreement shall have been terminated in accordance with its terms.

          Each of the parties agrees to use their commercially reasonable best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 7. Closing Documents. The Purchaser or its designee shall have received all of the following Closing Documents, in such forms as are agreed upon and acceptable to the Purchaser, the Underwriters, the Initial Purchasers
and the Rating Agencies (collectively, the "Interested Parties"), and upon which the Interested Parties may rely:

          (i) This Agreement, duly executed by the Purchaser and the Mortgage
     Loan Seller;

          (ii) Each of the Pooling and Servicing Agreement and the
     Indemnification Agreement, duly executed by the respective parties thereto;

          (iii) An Officer's Certificate substantially in the form of Exhibit
     D-1 hereto, executed by the Secretary or an assistant secretary of the
     Mortgage Loan Seller, in his or her individual capacity, and dated the
     Closing Date, and upon which the Interested Parties may rely, attaching thereto as exhibits (A) the resolutions of the board of directors of the
     Mortgage Loan Seller authorizing the Mortgage Loan Seller's entering into the transactions contemplated by this Agreement and the Indemnification
     Agreement, and (B) the organizational documents of the Mortgage Loan
     Seller;

          (iv) A certificate of good standing with respect to the Mortgage Loan
     Seller issued by the Comptroller of the Currency of the United States not
     earlier than 60 days prior to the Closing Date, and upon which the
     Interested Parties may rely;

          (v) A Certificate of the Mortgage Loan Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer of the
     Mortgage Loan Seller on the Mortgage Loan Seller's behalf and dated the
     Closing Date, and upon which the Interested Parties may rely;

          (vi) The written opinion of in-house counsel for the Mortgage Loan
     Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit
     D-3A hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

          (vii) A written opinion of Sidley Austin Brown & Wood LLP, special counsel for the Mortgage Loan Seller, dated the Closing Date and addressed to the Interested Parties and the Trustee, which opinion shall be substantially in the form of Exhibit D-3B hereto (with such additions, deletions or modifications as may be required by either Rating Agency);

                                       14

          (viii) A letter from Andrews Kurth LLP, special counsel for the
     Mortgage Loan Seller, dated the Closing Date and addressed to BSCMSI and the Underwriters, which letter shall be substantially in the form of
     Exhibit D-3C hereto;

          (ix) copies of all other opinions rendered by counsel for the Mortgage
     Loan Seller to the Rating Agencies in connection with the transactions contemplated by this Agreement, including, but not limited to, with respect to the characterization of the transfer of the Mortgage Loans hereunder as a true sale, with each such opinion to be addressed to the other Interested
     Parties and the Trustee or accompanied by a letter signed by such counsel stating that the other Interested Parties and the Trustee may rely on such opinion as if it were addressed to them as of date thereof;

          (x) One or more comfort letters from Deloitte & Touche LLP, certified public accountants, dated the date of any preliminary Prospectus
     Supplement, the Prospectus Supplement and the Memorandum, respectively, and addressed to, and in form and substance acceptable to, the Interested
     Parties (other than the Rating Agencies), stating in effect that, using the assumptions and methodology used by BSCMSI or the Underwriters, as applicable, all of which shall be described in such letters, they have recalculated such numbers and percentages relating to the Mortgage Loans set forth in any preliminary Prospectus Supplement, the Prospectus
     Supplement and the Memorandum, compared the results of their calculations to the corresponding items in any preliminary Prospectus Supplement, the
     Prospectus Supplement and the Memorandum, respectively, and found each such number and percentage set forth in any preliminary Prospectus Supplement, the Prospectus Supplement and the Memorandum, respectively, to be in agreement with the results of such calculations; and

          (xi) Such further certificates, opinions and documents as the
     Purchaser may reasonably request or any Rating Agency may require.

          SECTION 8. Costs. Whether or not this Agreement is terminated, the costs and expenses incurred in connection with the transactions herein contemplated shall be allocated pursuant to the terms of a settlement statement dated the Closing Date.

          SECTION 9. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by similar mailed writing, if to the Purchaser, addressed to the Purchaser at 383 Madison Avenue,
New York, New York 10179, Attention: J. Christopher Hoeffel, Senior Managing
Director, Commercial Mortgage Department (with copies to the attention of Joseph
T. Jurkowski, Jr., Managing Director, Legal Department), or such other address as may be designated by the Purchaser to the Mortgage Loan Seller in writing, or, if to the Mortgage Loan Seller, addressed to the Mortgage Loan Seller at 225
West Wacker Drive, Suite 2550, Chicago, Illinois 60606, Attention: Brigid
Mattingly (with copies to the attention of Robert F. Darling, Esq., Wells Fargo
Bank, National Association, 633 Folsom Street, 7th Floor, MAC A0149-075, San
Francisco, California 94107), or such other address as may be designated by the
Mortgage Loan Seller to the Purchaser in writing.

                                       15

          SECTION 10. Miscellaneous. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged or terminated except by a writing signed by a duly authorized officer of the party against whom enforcement of such change, waiver, discharge or termination is sought to be enforced. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, and no other person will have any right or obligation hereunder. Notwithstanding any contrary provision of this Agreement or the
Pooling and Servicing Agreement, the Purchaser shall not consent to any amendment of the Pooling and Servicing Agreement which will increase the obligations of, or otherwise adversely affect, the Mortgage Loan Seller, without the consent of the Mortgage Loan Seller.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Mortgage Loan Seller delivered pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the
Mortgage Loans by the Mortgage Loan Seller to BSCMSI and by BSCMSI to the Trust,
notwithstanding any restrictive or qualified endorsement or assignment in respect of any Mortgage Loan.

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this
Agreement that is prohibited or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Governing Law; Consent to Jurisdiction; Waiver of Trial by
Jury. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK, APPLICABLE TO AGREEMENTS NEGOTIATED, MADE AND TO
BE PERFORMED ENTIRELY IN SAID STATE. TO THE FULLEST EXTENT PERMITTED UNDER
APPLICABLE LAW, EACH OF THE PURCHASER AND THE MORTGAGE LOAN SELLER HEREBY
IRREVOCABLY (I) SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE AND FEDERAL
COURTS SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY WITH RESPECT TO
MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT; (II) AGREES THAT ALL
CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN
SUCH NEW YORK STATE OR FEDERAL COURTS; (III) WAIVES, TO THE FULLEST POSSIBLE
EXTENT, THE DEFENSE OF AN INCONVENIENT FORUM; (IV) AGREES THAT A FINAL JUDGMENT
IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN

                                       16

OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY
LAW; AND (V) WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL
BY JURY IN ANY ACTION, CLAIM, SUIT, PROCEEDING OR COUNTERCLAIM (WHETHER BASED
UPON CONTRACT, TORT OR OTHERWISE) RELATING TO OR ARISING OUT OF THIS AGREEMENT.

          SECTION 14. Further Assurances. The Mortgage Loan Seller and the
Purchaser each agrees to execute and deliver such instruments and take such further actions as any other party hereto may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this
Agreement.

          SECTION 15. Successors and Assigns. The rights and obligations of the
Mortgage Loan Seller under this Agreement shall not be assigned by the Mortgage
Loan Seller without the prior written consent of the Purchaser, except that any person into which the Mortgage Loan Seller may be merged or consolidated, or any person resulting from any merger, conversion or consolidation to which the
Mortgage Loan Seller is a party, or any person succeeding to all or substantially all of the business of the Mortgage Loan Seller, shall be the successor to the Mortgage Loan Seller hereunder. In connection with its transfer of the Mortgage Loans to the Trust as contemplated by the recitals hereto,
BSCMSI is expressly authorized to assign its rights under this Agreement, in whole or in part, to the Trustee for the benefit of the registered holders and beneficial owners of the Certificates. To the extent of any such assignment, the
Trustee, for the benefit of the registered holders and beneficial owners of the
Certificates, shall be the Purchaser hereunder. Subject to the foregoing, this
Agreement shall bind and inure to the benefit of and be enforceable by the
Mortgage Loan Seller and the Purchaser, and their respective successors and permitted assigns.

          SECTION 16. Information. The Mortgage Loan Seller shall provide the
Purchaser with such information about itself, the Mortgage Loans and the underwriting and servicing procedures applicable to the Mortgage Loans as is (i)
customary in commercial mortgage loan securitization transactions, (ii) required by a Rating Agency or a governmental agency or body or (iii) reasonably requested by the Purchaser for use in a public or private disclosure document.

          SECTION 17. Cross-Collateralized Mortgage Loans. Notwithstanding
anything herein to the contrary, it is hereby acknowledged that certain groups of Mortgage Loans are, in the case of each such particular group of Mortgage
Loans (each, a "Cross-Collateralized Group"), by their terms, cross-defaulted and cross-collateralized, if identified as such on the Mortgage Loan Schedule.
For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans referred to in this Section 17 shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in Exhibit C hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing
Agreement, shall be interpreted in a manner consistent with this Section 17. In addition, if there exists with respect to any Cross-Collateralized Group only one original of any document referred to in the definition of "Mortgage File" in the Pooling and Servicing Agreement and covering all the Mortgage Loans in such
Cross-Collateralized Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans

                                       17

constituting such Cross-Collateralized Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

          SECTION 18. Entire Agreement. Except as otherwise expressly contemplated hereby, this Agreement constitutes the entire agreement and understanding of the parties with respect to the matters addressed herein, and this Agreement supersedes any prior agreements and/or understandings, written or oral, with respect to such matters.

                            [SIGNATURE PAGE FOLLOWS]

                                       18

          IN WITNESS WHEREOF, the Mortgage Loan Seller and the Purchaser have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION

                                        By:
                                           -------------------------------------
                                        Name:  Brigid M. Mattingly
                                        Title: Managing Director

                                        BEAR STEARNS COMMERCIAL
                                        MORTGAGE SECURITIES INC.

                                        By:
                                           -------------------------------------
                                        Name:  Richard A. Ruffer Jr.
                                        Title: Vice President

                                    WFB MLPA

                                    EXHIBIT A

               SCHEDULE OF WELLS FARGO BANK POOLED MORTGAGE LOANS

                                     Ex. A-1

            SELLER                                                        LOAN
  ID     LOAN NUMBER     PROPERTY NAME                                   GROUP       ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

    4      510904353     RLJ Hotel Portfolio                                1        Various
  4-a    510904353.01    Marriott - Denver, CO                                       10345 Park Meadows Drive
  4-b    510904353.02    Marriott - Bedford Park, IL                                 6520 S Cicero Avenue
  4-c    510904353.03    Renaissance - Plantation, FL                                1230 Pine Island Road
  4-d    510904353.04    Marriott - Austin, TX                                       4415 S IH 35
  4-e    510904353.05    Hilton Garden Inn - Bedford Park, IL                        6530 S Cicero Avenue
  4-f    510904353.06    Residence Inn - Plantation, FL                              130 N University Drive
  4-g    510904353.07    Renaissance - Broomfield, CO                                500 Flatiron Boulevard
  4-h    510904353.08    Courtyard - Salt Lake City, UT                              4843 W Douglas Corrigan
  4-i    510904353.09    Residence Inn Galleria - Houston, TX                        2500 McCue Road
  4-j    510904353.10    Hampton Inn - Bedford Park, IL                              6540 S Cicero Avenue
  4-k    510904353.11    Marriott - Pontiac, MI                                      3600 Centerpoint Parkway
  4-l    510904353.12    Holiday Inn Express - Bedford Park, IL                      6500 S Cicero Avenue
  4-m    510904353.13    Courtyard - Austin, TX                                      9409 Stonelake Boulevard
  4-n    510904353.14    Springhill Suites - Austin, TX                              4501 S IH 35
  4-o    510904353.15    Residence Inn - Round Rock, TX                              2505 S IH 35
  4-p    510904353.16    Residence Inn - Austin, TX                                  3713 Tudor Boulevard
  4-q    510904353.17    Courtyard - Tampa, FL                                       10152 Palm River Road
  4-r    510904353.18    Residence Inn - Pontiac, MI                                 3333 Centerpoint Parkway
  4-s    510904353.19    Residence Inn - Schaumburg, IL                              1610 McConnor Parkway
  4-t    510904353.20    Sleep Inn - Bedford Park, IL                                6650 S Cicero Avenue
  4-u    510904353.21    Springhill Suites - Schaumburg, IL                          1550 McConnor Parkway
  4-v    510904353.22    Fairfield Inn & Suites - Brandon, FL                        10150 Palm River Road
  4-w    510904353.23    Courtyard - Fort Wayne, IN                                  1619 W Washington Center Road
  4-y    510904353.24    Courtyard - Louisville, KY                                  10200 Champion Farms Drive
  4-z    510904353.25    Courtyard - Merrillville, IN                                7850 Rhode Island Avenue
 4-aa    510904353.26    Residence Inn - Louisville, CO                              845 Coal Creek Circle
 4-ab    510904353.27    Residence Inn - Fishers, IN                                 9765 Crosspoint Boulevard
 4-ac    510904353.28    Courtyard - Sugar Land, TX                                  12655 Southwest Freeway
 4-ad    510904353.29    Residence Inn - Sugar Land, TX                              12703 Southwest Freeway
 4-ae    510904353.30    Fairfield Inn & Suites - Merrillville, IN                   8275 Georgia Street
 4-af    510904353.31    Courtyard - Mesquite, TX                                    2300 Highway 67
 4-ag    510904353.32    Residence Inn - Merrillville, IN                            8018 Delaware Place
 4-ah    510904353.33    Courtyard - Mishawaka, IN                                   4825 N Main Street
 4-ai    510904353.34    Courtyard - Pontiac, MI                                     3555 Centerpoint Parkway
 4-aj    510904353.35    Residence Inn II - Austin, TX                               4537 South IH-35
 4-ak    510904353.36    Hampton Inn - Merrillville, IN                              8353 Georgia Street
 4-al    510904353.37    Holiday Inn Express - Merrillville, IN                      8375 Georgia Street
 4-am    510904353.38    Courtyard - Valparaiso, IN                                  2301 East Morthland Drive
 4-an    510904353.39    Fairfield Inn & Suites - Austin, TX                         4525 S IH 35
 4-ao    510904353.40    Holiday Inn Select - Grand Rapids, MI                       3063 Lake Eastbrook Boulevard
 4-ap    510904353.41    Residence Inn - South Bend, IN                              716 North Niles Avenue
 4-aq    510904353.42    Courtyard - Benton Harbor, MI                               1592 Mall Drive
 4-ar    510904353.43    Fairfield Inn & Suites - Valparaiso, IN                     2101 E Morthland Drive
    5      310904532     DRA Capital Center II & III                        1        11000-11090 White Rock Road
    8      510904546     First Industrial Portfolio                         1        Various
  8-a    510904546.01    2850 Colonades Court                                        2850 Colonades Court
  8-b    510904546.02    2925 Courtyards Drive                                       2925 Courtyards Drive
  8-c    510904546.03    3075 Northwoods Circle                                      3075 Northwoods Circle
  8-d    510904546.04    835 Franklin Court                                          835 Franklin Court
  8-e    510904546.05    2755 Northwoods Parkway                                     2755 Northwoods Parkway
  8-f    510904546.06    2775 Northwoods Parkway                                     2775 Northwoods Parkway
  8-g    510904546.07    841 Livingston Court                                        841 Livingston Court
  8-h    510904546.08    3155 Northwoods Parkway                                     3155 Northwoods Parkway
  8-i    510904546.09    2725 Northwoods Parkway                                     2725 Northwoods Parkway
  8-j    510904546.10    825 Franklin Court                                          825 Franklin Court
  8-k    510904546.11    805 Franklin Court                                          805 Franklin Court
  8-l    510904546.12    3100 Northwoods Place                                       3100 Northwoods Place
  8-m    510904546.13    840 Franklin Court                                          840 Franklin Court
  8-n    510904546.14    2915 Courtyards Drive                                       2915 Courtyards Drive
  8-o    510904546.15    810 Franklin Court                                          810 Franklin Court
  8-p    510904546.16    3175 Northwoods Parkway                                     3175 Northwoods Parkway
  8-q    510904546.17    3055 Northwoods Circle                                      3055 Northwoods Circle
  8-r    510904546.18    3040 Northwoods Parkway                                     3040 Northwoods Parkway
  8-s    510904546.19    811 Livingston Court                                        811 Livingston Court
  8-t    510904546.20    2975 Courtyards Drive                                       2975 Courtyards Drive
  8-u    510904546.21    821 Livingston Court                                        821 Livingston Court
  8-v    510904546.22    830 Franklin Court                                          830 Franklin Court
  8-w    510904546.23    2995 Courtyards Drive                                       2995 Courtyards Drive
   21      310904520     3300 75th Avenue                                   1        3300 75th Avenue
   23      310904315     136 East South Temple                              1        136 East South Temple
   27      310904522     Iron Horse Shopping Center                         1        685, 593 and 589 East Prater Way
   33      310902822     Knollwood Village Apartments                       2        2130 East Hill Drive
   42      310904004     1522 K Street                                      1        1522 K Street, NW
   47      310904163     Imperial Apartments                                2        1722, 1700, 1688, 1697, 1719, 1813, 1925
                                                                                     Imperial Dr. and 1818, 1924 Sunset Drive
   49      310904472     KBS-Sabal Pavilion                                 1        3620 Queen Palm Drive
   58      310904531     Carefree Marketplace                               1        36889 Tom Darlington Drive
   71      310904282     Embassy Plaza Retail Center                        1        6050-6140 Lankershim Boulevard
   84      510904352     Courtyard San Antonio Airport                      1        80 N.E. Loop 410
   86      310904256     Hampton Inn Venice                                 1        881 Venetia Bay Boulevard
   92      310904440     Golden Eagle Center                                1        2-80 East Washington Street
   95      610904443     Nohl Plaza Orange County                           1        1440-1628 E. Lincoln Ave. and 2634-2756
                                                                                     N. Tustin St.
   97      310903863     UTEX Portfolio                                     1        Various
 97-a     310903863A     UTEX - Old Katy Road                                        10810 Old Katy Road
 97-b     310903863B     UTEX - UTEX Drive                                           605 UTEX Drive
 97-c     310903863C     UTEX - Industrial Court                                     116-A Industrial Court
 97-d     310903863D     UTEX - Market Ave                                           1104 Market Ave
   98      310903162     Inverness Shopping Plaza                           1        5510-5590 W. Oakland Park Blvd
  102      310903919     Fiesta Mercado Shopping Center                     1        Interstate 10 and South Sixth Avenue
  103      310904314     Hampton Inn & Suites Tempe                         1        1429 N. Scottsdale Rd
  106      310904334     Amarillo Tower                                     1        701 S. Taylor St.
  108      310904307     1380 Howard Street                                 1        1380 Howard Street
  110      310904401     Petaluma Theatre District Garage Retail            1        109-169 C Street, 165 1st Street, and
                                                                                     111-161 2nd Street
  111      310903753     Fairfield Inn & Suites, (Mount Laurel, NJ)         1        350 Century Parkway
  118      310904461     2140-2192 Bering Drive                             1        2140-2192 Bering Drive
  121      310904468     Pell City Marketplace                              1        901-1027 Martin Street South
  123      410904236     Schwab/Barth - Rite-Aid Los Angeles                1        4633 Santa Monica Blvd.
  124      410904237     Schwab/Barth - Rite-Aid San Diego                  1        4077 Governor Drive
  127      310903558     Corinthian College - ACCO  II                      1        1819 S. Excise Avenue
  128      310904464     Sportsman's Warehouse- Woodbury                    1        9895 Hudson Place
  131      310904515     JC Penney - CO                                     1        955 South Hover Street
  137      310904600     Mill Plain Center                                  1        705 SE Park Crest Avenue
  142      310904299     White River Mountain Apartments                    2        115 White River Mountain Blvd
  143      310902869     Indigo Lakes Holiday Inn Express                   1        2620 International Speedway Boulevard
  144      310904511     Carbondale Square                                  1        1011-1091 Highway 133
  146      310904479     Sherwood Glen Apartments                           2        8825 Hickman Rd.
  147      310904313     Huntington Plaza Shopping Center                   1        1800 N Jefferson Street
  148      310904300     Valley Heights Independent Living                  2        925 Freedom Blvd.
  151      310904210     1399 Roxbury Drive Office Retail                   1        1399 S. Roxbury Drive
  154      310904339     Quality Inn Homestead Park                         1        2036 Overland Avenue
  155      610904494     Savannah Apartments                                2        8800 Broadway St.
  157      310904372     Publix Jacksonville                                1        10500 San Jose Boulevard
  159      310904373     Publix Orange Park                                 1        950 Blanding Blvd.
  164      310904358     New Brighton Apartments                            2        1260 Brighton Ave
  165      310904360     Teaberry Greene Townhomes                          2        9 Warwick Lane
  169      310903536     FedEx Ground Distribution Building - Seaford       1        161 Venture Drive
  171      410904534     The Crossing, Phase II                             1        196 Nut Tree Parkway
  173      310903504     Hampton Inn & Suites - Salt Lake City Airport      1        307 No. Admiral Byrd Road
  178      310904390     Tessar Professional Building                       1        1099 Helmo Avenue North
  180      310903740     Burbank Retail Stores                              1        300-310 N. San Fernando Road
  182      410903095     The Saxe Building                                  2        2402 NE 65th Street
  183      410904082     220 Labs Industrial Buildings                      1        2321 & 2375 Third Street
  185      410904425     Lake Zurich Self Storage                           1        737 South Rand Road
  186      410904436     Watt Eighty Industrial                             1        3325, 3355, and 3437 Myrtle Avenue
  189      310904359     Alameda Park Apartments                            2        547-549 Buena Vista Ave.
  193      310904387     Silver Shores MHC                                  1        1257 Overlook Rd
  194      410904079     897 Independence Drive                             1        897 Independence Drive
  195      410904207     Rancho Cucamonga Industrial                        1        9141 Arrow Route
  196      620904354     Newport Federal - Hualalai Center                  1        75-170 Hualalai Road
  198      410904232     Seven Star Mobile Home Park                        1        170 Koontz Lane
  199      410903477     Food-4-Less - Rialto CA                            1        1410 W. Foothill Boulevard
  200      310904517     JC Penney - MO                                     1        515 South Westwood Boulevard
  201      410904466     Commerce Bank                                      1        810 West Diamond Avenue
  206      410904362     Rice & Maryland Center                             1        99 - 137 W. Maryland Avenue
  207      410904397     Parker Place Office Building                       1        2600 S. Parker Road
  208      410904295     Crow Canyon Executive Park                         1        1320 El Capitan Drive and 3470 Fostoria Way
  210      410904249     3494 East Sunset Road Industrial                   1        3494 East Sunset Road
  211      620904269     43 Corporate Park                                  1        43 Corporate Park
  215      410904446     Emerald Vista Apartments I                         2        8661 Elk Grove Blvd.
  222      620904310     Newport Federal - 881 Dover Drive                  1        881 Dover Drive
  223      620903959     Furniture Room Littleton                           1        2550 E. County Line Road
  231      410904475     Radisson Professional Building                     1        2407 109th Ave NE
  232      410904395     Kenosha Retail Center                              1        6929 75th Street
  235      410903335     San Ramon Plaza                                    1        2101 Camino Ramon
  237      410904524     The Shoppes at the Grove                           1        4001 South Shary Road
  238      410904438     Pomona Valley Hospital Medical Center              1        286 West Bonita Avenue
  239      410904501     Tractor Supply - Waldorf, MD                       1        10795 WaWa Lane
  240      410904588     Pleasant Ridge                                     1        4901 Pleasant Ridge Drive
  241      410904198     Valley Plaza Retail Center II                      1        1807 & 1809 Santa Rita Road and 4301 Valley
                                                                                     Avenue
  243      620904071     Arizona 1 Industrial                               1        21602, 21616, 21628 North Central Avenue
  244      410904418     Walgreens Rochester Retail                         1        1280 Walton Blvd.
  249      410904514     Dairy Ashford Center                               1        13134 Dairy Ashford
  251      410904367     Centennial Ridge                                   1        1629 Lena Court
  256      410904292     1460 Westwood Boulevard Office Building            1        1460 Westwood Boulevard
  257      410904090     Hibbing Marketplace                                1        4100-4114 & 4120-4130  9th Avenue West
  259      410904400     Biscayne Apartments                                2        150 Northland Drive
  261      410904506     Rite Aid - Lansing                                 1        5032 South Cedar Street
  263      410904246     51 Federal Street                                  1        51 Federal Street
  266      410904355     Captains Cove                                      1        3942 Tyrone Boulevard
  270      410904312     West Bend Plaza                                    1        822 South Main Street
  274      410904218     Plaza Center                                       1        19029 & 19039 Plaza Drive
  276      410903933     Country Club Shops                                 1        1402-1422 N. Highway 7
  279      410904391     TnT Mini Storage, Kelseyville                      1        3562 Big Valley Road
  281      410901480     Fed Ex - Maple Grove                               1        7555 Meridian Circle
  282      410904227     2340 East Olympic Boulevard                        1        2340 East Olympic Boulevard
  283      410904172     Castle Rock Storage Haus                           1        4633 North Industrial Way
  284      410904077     State 50 Shopping Center                           1        4835-4953 State Avenue
  286      410904188     M&H Properties, LLC                                2        2401 90th Street West and 2400 91st Street West
  287      410904179     Hollywood Video Tucson                             1        1895 W. Valencia Ave
  288      410904594     Rite Aid - Farmington                              1        131 Wilton Road
  289      410904323     Pacific Dental Services - Las Vegas                1        2001 W. Charleston Blvd
  290      410904410     Merrydale Apartments                               2        238 Merrydale Road
  293      620904182     SecurCare Self Storage                             1        1545 South Nevada Avenue & 320 East
                                                                                     St. Elmo Avenue
  297      410904351     Nevada Federal Credit Union                        1        6180 Mae Anne Drive
  300      410904435     Main Street Retail                                 1        203-207 Main Street
  301      410903951     Valencia Flex Industrial                           1        28382-28386 Constellation Road

                                                                              P&ICMONTHLY                               INTEREST
                                                   ORIGINAL   CUT-OFF DATE       DEBT       IO MONTHLY     MORTGAGE      ACCRUAL
 ID            CITY          STATE    ZIP CODE     BALANCE      BALANCE         SERVICE     DEBT SERVICE     RATE         BASIS
----------------------------------------------------------------------------------------------------------------------------------

    4    Various            Various    Various    75,044,000    75,044,000    399,073         464,208      6.29400%    Actual/360
  4-a    Denver                CO       80124      5,886,777     5,886,777
  4-b    Bedford Park          IL       60638      4,213,809     4,213,809
  4-c    Plantation            FL       33324      3,812,957     3,812,957
  4-d    Austin                TX       78744      3,314,173     3,314,173
  4-e    Bedford Park          IL       60638      3,220,203     3,220,203
  4-f    Plantation            FL       33324      2,998,413     2,998,413
  4-g    Broomfield            CO       80021      2,831,453     2,831,453
  4-h    Salt Lake City        UT       84116      2,732,142     2,732,142
  4-i    Houston               TX       77056      2,647,085     2,647,085
  4-j    Bedford Park          IL       60638      2,489,051     2,489,051
  4-k    Pontiac               MI       48341      2,075,708     2,075,708
  4-l    Bedford Park          IL       60638      1,938,340     1,938,340
  4-m    Austin                TX       78759      1,886,392     1,886,392
  4-n    Austin                TX       78744      1,813,329     1,813,329
  4-o    Round Rock            TX       78664      1,739,008     1,739,008
  4-p    Austin                TX       78759      1,725,523     1,725,523
  4-q    Tampa                 FL       33619      1,596,297     1,596,297
  4-r    Pontiac               MI       48341      1,578,952     1,578,952
  4-s    Schaumburg            IL       60173      1,557,227     1,557,227
  4-t    Bedford Park          IL       60638      1,552,449     1,552,449
  4-u    Schaumburg            IL       60173      1,522,134     1,522,134
  4-v    Brandon               FL       33619      1,514,322     1,514,322
  4-w    Fort Wayne            IN       46818      1,460,270     1,460,270
  4-y    Louisville            KY       40241      1,420,530     1,420,530
  4-z    Merrillville          IN       46410      1,374,756     1,374,756
 4-aa    Louisville            CO       80027      1,267,635     1,267,635
 4-ab    Fishers               IN       46256      1,253,230     1,253,230
 4-ac    Sugar Land            TX       77477      1,240,597     1,240,597
 4-ad    Sugar Land            TX       77477      1,127,621     1,127,621
 4-ae    Merrillville          IN       46410      1,124,435     1,124,435
 4-af    Mesquite              TX       75150      1,087,847     1,087,847
 4-ag    Merrillville          IN       46410      1,069,255     1,069,255
 4-ah    Mishawaka             IN       46545      1,056,017     1,056,017
 4-ai    Pontiac               MI       48341      1,038,936     1,038,936
 4-aj    Austin                TX       78744      1,030,394     1,030,394
 4-ak    Merrillville          IN       46410        869,504       869,504
 4-al    Merrillville          IN       46410        775,504       775,504
 4-am    Valparaiso            IN       46383        705,108       705,108
 4-an    Austin                TX       78744        646,253       646,253
 4-ao    Grand Rapids          MI       49512        609,590       609,590
 4-ap    South Bend            IN       46617        509,797       509,797
 4-aq    Benton Harbor         MI       49022        390,230       390,230
 4-ar    Valparaiso            IN       46383        340,752       340,752
    5    Rancho Cordova        CA       95670     67,700,000    67,700,000    362,506           NAP        6.33750%     Actual/360
    8    Various               GA      Various    54,500,000    54,500,000    281,350           NAP        6.11000%     Actual/360
  8-a    Norcross              GA       30071      5,000,000     5,000,000
  8-b    Norcross              GA       30071      3,650,000     3,650,000
  8-c    Norcross              GA       30071      3,400,000     3,400,000
  8-d    Marietta              GA       30067      3,280,000     3,280,000
  8-e    Norcross              GA       30071      3,150,000     3,150,000
  8-f    Norcross              GA       30071      2,925,000     2,925,000
  8-g    Marietta              GA       30067      2,870,000     2,870,000
  8-h    Norcross              GA       30071      2,800,000     2,800,000
  8-i    Norcross              GA       30071      2,725,000     2,725,000
  8-j    Marietta              GA       30067      2,600,000     2,600,000
  8-k    Marietta              GA       30067      2,375,000     2,375,000
  8-l    Norcross              GA       30071      2,150,000     2,150,000
  8-m    Marietta              GA       30067      1,970,000     1,970,000
  8-n    Norcross              GA       30071      1,950,000     1,950,000
  8-o    Marietta              GA       30067      1,925,000     1,925,000
  8-p    Norcross              GA       30071      1,890,000     1,890,000
  8-q    Norcross              GA       30071      1,800,000     1,800,000
  8-r    Norcross              GA       30071      1,775,000     1,775,000
  8-s    Marietta              GA       30067      1,700,000     1,700,000
  8-t    Norcross              GA       30071      1,400,000     1,400,000
  8-u    Marietta              GA       30067      1,175,000     1,175,000
  8-v    Marietta              GA       30067      1,030,000     1,030,000
  8-w    Norcross              GA       30071        960,000       960,000
   21    Landover              MD       20785     24,800,000    24,800,000    130,123         152,053      6.21000%     Actual/360
   23    Salt Lake City        UT       84111     23,200,000    23,182,740    145,117           NAP        6.40000%     Actual/360
   27    Sparks                NV       89431     20,400,000    20,400,000    105,804         124,131      6.13850%     Actual/360
   33    Grand Blanc           MI       48439     18,500,000    18,483,049    106,321           NAP        5.61000%     Actual/360
   42    Washington            DC       20005     16,100,000    16,100,000     80,530         95,701       5.92000%     Actual/360
   47    Rock Springs          WY       82901     15,000,000    14,959,416     89,355           NAP        5.94000%     Actual/360
   49    Tampa                 FL       33619     14,700,000    14,700,000     79,240           NAP        6.38000%     Actual/360
   58    Carefree              AZ       85377     13,400,000    13,400,000     71,044         82,724       6.27500%     Actual/360
   71    North Hollywood       CA       91606     11,225,000    11,225,000     58,469         68,495       6.16500%     Actual/360
   84    San Antonio           TX       78216      9,956,000     9,956,000     52,944         61,586       6.29400%     Actual/360
   86    Venice                FL       34292      9,800,000     9,800,000     52,661         61,043       6.36000%     Actual/360
   92    Petaluma              CA       94952      9,250,000     9,250,000     48,299         56,533       6.18000%     Actual/360
   95    Orange                CA       92865      9,000,000     8,992,501     53,844           NAP        5.98000%     Actual/360
   97    Various               TX      Various     9,000,000     8,911,892     66,996           NAP        6.48000%     Actual/360
 97-a    Houston               TX       77043      5,000,000     4,951,051
 97-b    Weimar                TX       78962      2,500,000     2,475,526
 97-c    Conroe                TX       77301      1,200,000     1,188,252
 97-d    Odessa                TX       79761        300,000       297,063
   98    Lauderhill            FL       33313      8,960,000     8,865,979     51,043           NAP        5.53000%     Actual/360
  102    Tucson                AZ       85713      8,500,000     8,460,106     50,091           NAP        5.84000%     Actual/360
  103    Tempe                 AZ       85281      8,200,000     8,178,531     56,112           NAP        6.64500%       30/360
  106    Amarillo              TX       79101      8,000,000     8,000,000     42,583         49,518       6.30000%     Actual/360
  108    San Francisco         CA       94103      7,700,000     7,694,079     47,561           NAP        6.28000%     Actual/360
  110    Petaluma              CA       94952      7,460,000     7,460,000     38,890         45,545       6.17000%     Actual/360
  111    Mount Laurel          NJ       08054      7,400,000     7,400,000     35,951         45,756       5.75000%     Actual/360
  118    San Jose              CA       95131      7,210,000     7,210,000     37,160         43,692       6.10000%     Actual/360
  121    Pell City             AL       35125      7,040,000     7,040,000     37,949         43,943       6.38000%     Actual/360
  123    Los Angeles           CA       90029      3,950,000     3,950,000     19,390         23,202       5.81000%     Actual/360
  124    San Diego             CA       92112      3,050,000     3,050,000     14,972         17,915       5.81000%     Actual/360
  127    Ontario               CA       91761      7,000,000     6,991,188     45,401           NAP        6.07000%     Actual/360
  128    Woodbury              MN       55125      7,000,000     6,989,425     43,579           NAP        6.35500%     Actual/360
  131    Longmont              CO       80501      6,950,000     6,950,000     36,642         42,747       6.24000%     Actual/360
  137    Vancouver             WA       98684      6,500,000     6,494,961     40,022           NAP        6.25000%     Actual/360
  142    Hollister             MO       65672      6,400,000     6,395,079     39,531           NAP        6.28000%     Actual/360
  143    Daytona Beach         FL       32114      6,500,000     6,392,485     40,227           NAP        5.58000%     Actual/360
  144    Carbondale            CO       81623      6,360,000     6,360,000     39,077           NAP        6.23000%     Actual/360
  146    Urbandale             IA       50322      6,280,000     6,280,000     32,685         38,300       6.16000%     Actual/360
  147    Huntington            IN       46750      6,240,000     6,240,000     34,164         39,359       6.48000%     Actual/360
  148    Watsonville           CA       95076      6,200,000     6,190,283     38,054           NAP        6.22000%     Actual/360
  151    Los Angeles           CA       90035      6,000,000     6,000,000     30,822         36,282       6.08000%     Actual/360
  154    Billings              MT       59102      6,000,000     5,961,514     51,380           NAP        6.23000%     Actual/360
  155    Houston               TX       77061      5,950,000     5,945,425     36,751           NAP        6.28000%     Actual/360
  157    Jacksonville          FL       32257      5,750,000     5,750,000     29,125         34,456       5.99500%     Actual/360
  159    Orange Park           FL       32065      5,650,000     5,650,000     29,215         34,312       6.12000%     Actual/360
  164    Albany                CA       94706      5,470,000     5,461,240     33,289           NAP        6.14000%     Actual/360
  165    Fishersville          VA       22939      5,300,000     5,295,858     32,530           NAP        6.22000%     Actual/360
  169    Seaford               DE       19973      5,200,000     5,153,396     30,296           NAP        5.73500%     Actual/360
  171    Vacaville             CA       95687      4,990,000     4,990,000     25,971         30,433       6.16000%     Actual/360
  173    Salt Lake City        UT       84116      5,000,000     4,966,132     29,913           NAP        5.98000%     Actual/360
  178    Oakdale               MN       55128      4,750,000     4,738,117     29,308           NAP        6.27000%     Actual/360
  180    Burbank               CA       91502      4,700,000     4,693,123     29,615           NAP        6.47000%     Actual/360
  182    Seattle               WA       98115      4,700,000     4,686,138     26,878           NAP        5.56500%     Actual/360
  183    Riverside             CA       92507      4,600,000     4,584,926     28,413           NAP        6.28000%     Actual/360
  185    Lake Zurich           IL       60047      4,500,000     4,500,000     23,877           NAP        6.28000%     Actual/360
  186    North Highlands       CA       95660      4,500,000     4,500,000     22,908           NAP        6.02500%     Actual/360
  189    Alameda               CA       94501      4,340,000     4,333,050     26,412           NAP        6.14000%     Actual/360
  193    Traverse City         MI       49684      4,275,000     4,275,000     22,214         26,045       6.15000%     Actual/360
  194    Mountain View         CA       94043      4,232,000     4,220,737     25,400           NAP        6.01000%     Actual/360
  195    Rancho Cucamonga      CA       91730      4,170,000     4,166,846     25,920           NAP        6.34000%     Actual/360
  196    Kailua-Kona           HI       96740      4,000,000     4,000,000     21,630         25,020       6.40000%     Actual/360
  198    Carson City           NV       89701      4,000,000     3,993,714     24,525           NAP        6.21000%     Actual/360
  199    Rialto                CA       92376      4,000,000     3,968,341     23,496           NAP        5.81000%     Actual/360
  200    Poplar Bluff          MO       63901      3,900,000     3,896,977     24,013           NAP        6.25000%     Actual/360
  201    Gaithersburg          MD       20878      3,875,000     3,872,085     24,137           NAP        6.36000%     Actual/360
  206    St. Paul              MN       55117      3,600,000     3,594,403     22,166           NAP        6.25000%     Actual/360
  207    Aurora                CO       80014      3,600,000     3,591,679     24,330           NAP        6.51000%     Actual/360
  208    Danville              CA       94526      3,600,000     3,580,899     28,312           NAP        6.06000%     Actual/360
  210    Las Vegas             NV       89120      3,550,000     3,550,000     17,997         21,284       6.00000%     Actual/360
  211    Irvine                CA       92606      3,500,000     3,500,000     18,926         21,893       6.40000%     Actual/360
  215    Elk Grove             CA       95624      3,340,000     3,337,318     20,283           NAP        6.12000%     Actual/360
  222    Newport Beach         CA       92663      3,150,000     3,150,000     17,033         19,703       6.40000%     Actual/360
  223    Highlands Ranch       CO       80126      3,100,000     3,095,552     19,676           NAP        6.54000%     Actual/360
  231    Blaine                MN       55449      3,000,000     3,000,000     15,791         18,433       6.23000%     Actual/360
  232    Kenosha               WI       53142      3,000,000     2,995,462     18,667           NAP        6.35000%     Actual/360
  235    San Ramon             CA       94583      3,000,000     2,974,628     17,015           NAP        5.49000%     Actual/360
  237    Mission               TX       78572      2,925,000     2,925,000     15,545         18,086       6.29000%     Actual/360
  238    Pomona                CA       91767      2,925,000     2,920,403     17,934           NAP        6.21000%     Actual/360
  239    White Plains          MD       20695      2,908,000     2,908,000     15,946         18,361       6.49000%     Actual/360
  240    Evansville            IN       47711      2,870,000     2,870,000     14,743         17,355       6.08000%     Actual/360
  241    Pleasanton            CA       94566      2,800,000     2,789,271     20,564           NAP        6.31000%     Actual/360
  243    Phoenix               AZ       85024      2,770,000     2,763,045     17,064           NAP        6.25500%     Actual/360
  244    Rochester Hills       MI       48307      2,750,000     2,750,000     14,313         16,772       6.16000%     Actual/360
  249    Sugar Land            TX       77478      2,500,000     2,496,132     15,421           NAP        6.26750%     Actual/360
  251    Eagan                 MN       55122      2,411,000     2,407,482     15,207           NAP        6.48000%     Actual/360
  256    Los Angeles           CA       90024      2,300,000     2,294,506     14,477           NAP        6.46000%     Actual/360
  257    Hibbing               MN       55746      2,284,000     2,282,338     14,406           NAP        6.48000%     Actual/360
  259    Lexington             KY       40505      2,167,500     2,164,167     13,402           NAP        6.29000%     Actual/360
  261    Lansing               MI       48910      2,100,000     2,098,446     13,163           NAP        6.42000%     Actual/360
  263    San Francisco         CA       94107      2,100,000     2,094,358     12,550           NAP        5.97000%     Actual/360
  266    Saint Petersburg      FL       33709      2,050,000     2,050,000     12,622           NAP        6.25000%     Actual/360
  270    West Bend             WI       53095      2,000,000     1,996,848     12,249           NAP        6.20000%     Actual/360
  274    Parker                CO       80134      1,800,000     1,795,727     11,359           NAP        6.48500%     Actual/360
  276    Blue Springs          MO       64015      1,740,000     1,732,499     10,668           NAP        6.21000%     Actual/360
  279    Kelseyville           CA       95451      1,600,000     1,598,862     10,176           NAP        6.56000%     Actual/360
  281    Maple Grove           MN       55369      1,500,000     1,500,000     7,021            NAP        5.54000%     Actual/360
  282    Los Angeles           CA       90021      1,500,000     1,498,261     10,109           NAP        6.48000%     Actual/360
  283    Castle Rock           CO       80109      1,500,000     1,491,017     10,964           NAP        6.25000%     Actual/360
  284    Kansas City           KS       66102      1,485,000     1,477,564     9,860            NAP        6.32000%     Actual/360
  286    Bloomington           MN       55431      1,480,000     1,475,222     9,199            NAP        6.34000%     Actual/360
  287    Tucson                AZ       85746      1,465,000     1,461,449     9,164            NAP        6.40000%     Actual/360
  288    Farmington            ME       04938      1,450,800     1,449,744     9,151            NAP        6.48000%     Actual/360
  289    Las Vegas             NV       89102      1,350,000     1,348,080     8,595            NAP        6.57000%     Actual/360
  290    San Rafael            CA       94903      1,350,000     1,347,969     8,418            NAP        6.37000%     Actual/360
  293    Colorado Springs      CO       80906      1,200,000     1,198,259     7,585            NAP        6.50000%     Actual/360
  297    Reno                  NV       89523      1,100,000     1,098,570     7,230            NAP        6.88000%     Actual/360
  300    Annapolis             MD       21401      1,036,000     1,035,253     6,555            NAP        6.51000%     Actual/360
  301    Santa Clarita         CA       91355      1,025,000     1,023,573     6,577            NAP        6.64500%     Actual/360

                                                                                                    ORIGINAL TERM
         SELLER LOAN                                                     ARD LOAN   MATURITY DATE   TO MATURITY OR
 ID         NUMBER       PROPERTY NAME                                    (Y/N)        OR ARD         ARD (MOS.)
------------------------------------------------------------------------------------------------------------------

    4     510904353      RLJ Hotel Portfolio                                No         7/1/2016           120
  4-a    510904353.01    Marriott - Denver, CO
  4-b    510904353.02    Marriott - Bedford Park, IL
  4-c    510904353.03    Renaissance - Plantation, FL
  4-d    510904353.04    Marriott - Austin, TX
  4-e    510904353.05    Hilton Garden Inn - Bedford Park, IL
  4-f    510904353.06    Residence Inn - Plantation, FL
  4-g    510904353.07    Renaissance - Broomfield, CO
  4-h    510904353.08    Courtyard - Salt Lake City, UT
  4-i    510904353.09    Residence Inn Galleria - Houston, TX
  4-j    510904353.10    Hampton Inn - Bedford Park, IL
  4-k    510904353.11    Marriott - Pontiac, MI
  4-l    510904353.12    Holiday Inn Express - Bedford Park, IL
  4-m    510904353.13    Courtyard - Austin, TX
  4-n    510904353.14    Springhill Suites - Austin, TX
  4-o    510904353.15    Residence Inn - Round Rock, TX
  4-p    510904353.16    Residence Inn - Austin, TX
  4-q    510904353.17    Courtyard - Tampa, FL
  4-r    510904353.18    Residence Inn - Pontiac, MI
  4-s    510904353.19    Residence Inn - Schaumburg, IL
  4-t    510904353.20    Sleep Inn - Bedford Park, IL
  4-u    510904353.21    Springhill Suites - Schaumburg, IL
  4-v    510904353.22    Fairfield Inn & Suites - Brandon, FL
  4-w    510904353.23    Courtyard - Fort Wayne, IN
  4-y    510904353.24    Courtyard - Louisville, KY
  4-z    510904353.25    Courtyard - Merrillville, IN
 4-aa    510904353.26    Residence Inn - Louisville, CO
 4-ab    510904353.27    Residence Inn - Fishers, IN
 4-ac    510904353.28    Courtyard - Sugar Land, TX
 4-ad    510904353.29    Residence Inn - Sugar Land, TX
 4-ae    510904353.30    Fairfield Inn & Suites - Merrillville, IN
 4-af    510904353.31    Courtyard - Mesquite, TX
 4-ag    510904353.32    Residence Inn - Merrillville, IN
 4-ah    510904353.33    Courtyard - Mishawaka, IN
 4-ai    510904353.34    Courtyard - Pontiac, MI
 4-aj    510904353.35    Residence Inn II - Austin, TX
 4-ak    510904353.36    Hampton Inn - Merrillville, IN
 4-al    510904353.37    Holiday Inn Express - Merrillville, IN
 4-am    510904353.38    Courtyard - Valparaiso, IN
 4-an    510904353.39    Fairfield Inn & Suites - Austin, TX
 4-ao    510904353.40    Holiday Inn Select - Grand Rapids, MI
 4-ap    510904353.41    Residence Inn - South Bend, IN
 4-aq    510904353.42    Courtyard - Benton Harbor, MI
 4-ar    510904353.43    Fairfield Inn & Suites - Valparaiso, IN
    5     310904532      DRA Capital Center II & III                        No         8/1/2011            60
    8     510904546      First Industrial Portfolio                         Yes        7/5/2013            84
  8-a    510904546.01    2850 Colonades Court
  8-b    510904546.02    2925 Courtyards Drive
  8-c    510904546.03    3075 Northwoods Circle
  8-d    510904546.04    835 Franklin Court
  8-e    510904546.05    2755 Northwoods Parkway
  8-f    510904546.06    2775 Northwoods Parkway
  8-g    510904546.07    841 Livingston Court
  8-h    510904546.08    3155 Northwoods Parkway
  8-i    510904546.09    2725 Northwoods Parkway
  8-j    510904546.10    825 Franklin Court
  8-k    510904546.11    805 Franklin Court
  8-l    510904546.12    3100 Northwoods Place
  8-m    510904546.13    840 Franklin Court
  8-n    510904546.14    2915 Courtyards Drive
  8-o    510904546.15    810 Franklin Court
  8-p    510904546.16    3175 Northwoods Parkway
  8-q    510904546.17    3055 Northwoods Circle
  8-r    510904546.18    3040 Northwoods Parkway
  8-s    510904546.19    811 Livingston Court
  8-t    510904546.20    2975 Courtyards Drive
  8-u    510904546.21    821 Livingston Court
  8-v    510904546.22    830 Franklin Court
  8-w    510904546.23    2995 Courtyards Drive
   21     310904520      3300 75th Avenue                                   No         8/1/2016           120
   23     310904315      136 East South Temple                              No         8/1/2016           120
   27     310904522      Iron Horse Shopping Center                         No         8/1/2016           120
   33     310902822      Knollwood Village Apartments                       No         8/1/2016           120
   42     310904004      1522 K Street                                      No         4/1/2016           120
   47     310904163      Imperial Apartments                                No         6/1/2016           120
   49     310904472      KBS-Sabal Pavilion                                 Yes        8/1/2013            84
   58     310904531      Carefree Marketplace                               No         7/1/2016           120
   71     310904282      Embassy Plaza Retail Center                        No         7/1/2016           120
   84     510904352      Courtyard San Antonio Airport                      No         7/1/2016           120
   86     310904256      Hampton Inn Venice                                 No         6/1/2013            84
   92     310904440      Golden Eagle Center                                No         8/1/2011            60
   95     610904443      Nohl Plaza Orange County                           No         8/1/2016           120
   97     310903863      UTEX Portfolio                                     No         4/1/2026           240
 97-a     310903863A     UTEX - Old Katy Road
 97-b     310903863B     UTEX - UTEX Drive
 97-c     310903863C     UTEX - Industrial Court
 97-d     310903863D     UTEX - Market Ave
   98     310903162      Inverness Shopping Plaza                           No        11/1/2015           120
  102     310903919      Fiesta Mercado Shopping Center                     No         4/1/2016           120
  103     310904314      Hampton Inn & Suites Tempe                         No         7/1/2016           120
  106     310904334      Amarillo Tower                                     No         7/1/2016           120
  108     310904307      1380 Howard Street                                 Yes        8/1/2016           120
  110     310904401      Petaluma Theatre District Garage Retail            No         8/1/2016           120
  111     310903753      Fairfield Inn & Suites, (Mount Laurel, NJ)         Yes        2/1/2016           120
  118     310904461      2140-2192 Bering Drive                             No         8/1/2016           120
  121     310904468      Pell City Marketplace                              Yes        8/1/2016           120
  123     410904236      Schwab/Barth - Rite-Aid Los Angeles                No         7/1/2016           120
  124     410904237      Schwab/Barth - Rite-Aid San Diego                  No         7/1/2016           120
  127     310903558      Corinthian College - ACCO  II                      No         8/1/2016           120
  128     310904464      Sportsman's Warehouse- Woodbury                    No         7/1/2016           120
  131     310904515      JC Penney - CO                                     No         8/1/2016           120
  137     310904600      Mill Plain Center                                  No         8/1/2016           120
  142     310904299      White River Mountain Apartments                    No         8/1/2016           120
  143     310902869      Indigo Lakes Holiday Inn Express                   No        10/1/2015           120
  144     310904511      Carbondale Square                                  No         9/1/2016           120
  146     310904479      Sherwood Glen Apartments                           No         7/1/2016           120
  147     310904313      Huntington Plaza Shopping Center                   No         7/1/2016           120
  148     310904300      Valley Heights Independent Living                  No         7/1/2016           120
  151     310904210      1399 Roxbury Drive Office Retail                   No         7/1/2016           120
  154     310904339      Quality Inn Homestead Park                         No         7/1/2016           120
  155     610904494      Savannah Apartments                                No         8/1/2016           120
  157     310904372      Publix Jacksonville                                Yes        9/1/2016           120
  159     310904373      Publix Orange Park                                 Yes        7/1/2016           120
  164     310904358      New Brighton Apartments                            No         7/1/2016           120
  165     310904360      Teaberry Greene Townhomes                          No         8/1/2016           120
  169     310903536      FedEx Ground Distribution Building - Seaford       Yes       12/1/2015           120
  171     410904534      The Crossing, Phase II                             No         9/1/2016           120
  173     310903504      Hampton Inn & Suites - Salt Lake City Airport      No         2/1/2016           120
  178     310904390      Tessar Professional Building                       No         6/1/2016           120
  180     310903740      Burbank Retail Stores                              No         7/1/2016           120
  182     410903095      The Saxe Building                                  No         6/1/2016           120
  183     410904082      220 Labs Industrial Buildings                      No         5/1/2016           120
  185     410904425      Lake Zurich Self Storage                           No         7/1/2011            60
  186     410904436      Watt Eighty Industrial                             No         7/1/2016           120
  189     310904359      Alameda Park Apartments                            No         7/1/2016           120
  193     310904387      Silver Shores MHC                                  No         7/1/2016           120
  194     410904079      897 Independence Drive                             No         6/1/2016           120
  195     410904207      Rancho Cucamonga Industrial                        No         8/1/2016           120
  196     620904354      Newport Federal - Hualalai Center                  No         9/1/2016           120
  198     410904232      Seven Star Mobile Home Park                        No         7/1/2016           120
  199     410903477      Food-4-Less - Rialto CA                            No         1/1/2016           120
  200     310904517      JC Penney - MO                                     No         8/1/2016           120
  201     410904466      Commerce Bank                                      Yes        8/1/2016           120
  206     410904362      Rice & Maryland Center                             No         7/1/2016           120
  207     410904397      Parker Place Office Building                       No         7/1/2016           120
  208     410904295      Crow Canyon Executive Park                         No         7/1/2016           120
  210     410904249      3494 East Sunset Road Industrial                   No         7/1/2016           120
  211     620904269      43 Corporate Park                                  No         8/1/2016           120
  215     410904446      Emerald Vista Apartments I                         No         8/1/2016           120
  222     620904310      Newport Federal - 881 Dover Drive                  No         8/1/2016           120
  223     620903959      Furniture Room Littleton                           No         7/1/2016           120
  231     410904475      Radisson Professional Building                     No         8/1/2016           120
  232     410904395      Kenosha Retail Center                              No         7/1/2016           120
  235     410903335      San Ramon Plaza                                    No         1/1/2016           120
  237     410904524      The Shoppes at the Grove                           No         8/1/2016           120
  238     410904438      Pomona Valley Hospital Medical Center              No         7/1/2016           120
  239     410904501      Tractor Supply - Waldorf, MD                       No         7/1/2016           120
  240     410904588      Pleasant Ridge                                     No         9/1/2016           120
  241     410904198      Valley Plaza Retail Center II                      No         7/1/2016           120
  243     620904071      Arizona 1 Industrial                               No         6/1/2016           120
  244     410904418      Walgreens Rochester Retail                         No         7/1/2016           120
  249     410904514      Dairy Ashford Center                               No         7/1/2016           120
  251     410904367      Centennial Ridge                                   No         7/1/2016           120
  256     410904292      1460 Westwood Boulevard Office Building            No         6/1/2011            60
  257     410904090      Hibbing Marketplace                                No         8/1/2016           120
  259     410904400      Biscayne Apartments                                No         7/1/2016           120
  261     410904506      Rite Aid - Lansing                                 No         8/1/2016           120
  263     410904246      51 Federal Street                                  No         6/1/2016           120
  266     410904355      Captains Cove                                      No         9/1/2016           120
  270     410904312      West Bend Plaza                                    No         7/1/2016           120
  274     410904218      Plaza Center                                       No         6/1/2016           120
  276     410903933      Country Club Shops                                 No         4/1/2016           120
  279     410904391      TnT Mini Storage, Kelseyville                      No         8/1/2016           120
  281     410901480      Fed Ex - Maple Grove                               No        12/1/2013           115
  282     410904227      2340 East Olympic Boulevard                        No         8/1/2016           120
  283     410904172      Castle Rock Storage Haus                           No         6/1/2016           120
  284     410904077      State 50 Shopping Center                           No         5/1/2016           120
  286     410904188      M&H Properties, LLC                                No         5/1/2016           120
  287     410904179      Hollywood Video Tucson                             No         6/1/2016           120
  288     410904594      Rite Aid - Farmington                              No         8/1/2016           120
  289     410904323      Pacific Dental Services - Las Vegas                No         7/1/2016           120
  290     410904410      Merrydale Apartments                               No         7/1/2016           120
  293     620904182      SecurCare Self Storage                             No         7/1/2016           120
  297     410904351      Nevada Federal Credit Union                        No         7/1/2016           120
  300     410904435      Main Street Retail                                 No         8/1/2016           120
  301     410903951      Valencia Flex Industrial                           No         7/1/2016           120

         STATED REMAINING     ORIGINAL      REMAINING
         TERM TO MATURITY   AMORTIZATION   AMORTIZATION   CROSSED WITH
 ID       OR ARD (MOS.)     TERM (MOS.)    TERM (MOS.)    OTHER LOANS      CROSSED LOAN ID
---------------------------------------------------------------------------------------------

    4          118              360            360
  4-a
  4-b
  4-c
  4-d
  4-e
  4-f
  4-g
  4-h
  4-i
  4-j
  4-k
  4-l
  4-m
  4-n
  4-o
  4-p
  4-q
  4-r
  4-s
  4-t
  4-u
  4-v
  4-w
  4-y
  4-z
 4-aa
 4-ab
 4-ac
 4-ad
 4-ae
 4-af
 4-ag
 4-ah
 4-ai
 4-aj
 4-ak
 4-al
 4-am
 4-an
 4-ao
 4-ap
 4-aq
 4-ar
    5           59                0              0
    8           82                0              0
  8-a
  8-b
  8-c
  8-d
  8-e
  8-f
  8-g
  8-h
  8-i
  8-j
  8-k
  8-l
  8-m
  8-n
  8-o
  8-p
  8-q
  8-r
  8-s
  8-t
  8-u
  8-v
  8-w
   21          119              360            360
   23          119              360            359
   27          119              360            360
   33          119              360            359
   42          115              360            360
   47          117              360            357
   49           83                0              0
   58          118              360            360
   71          118              360            360
   84          118              360            360
   86           81              360            360
   92           59              360            360
   95          119              360            359
   97          235              240            235
 97-a
 97-b
 97-c
 97-d
   98          110              360            350
  102          115              360            355
  103          118              300            298
  106          118              360            360
  108          119              360            359
  110          119              360            360
  111          113              312            312
  118          119              360            360
  121          119              360            360
  123          118              360            360            Yes        410904236, 410904237
  124          118              360            360            Yes        410904236, 410904237
  127          119              300            299
  128          118              360            358
  131          119              360            360
  137          119              360            359
  142          119              360            359
  143          109              300            289
  144          120              360            360
  146          118              360            360
  147          118              360            360
  148          118              360            358
  151          118              360            360
  154          118              180            178
  155          119              360            359
  157          120              360            360
  159          118              360            360
  164          118              360            358
  165          119              360            359
  169          111              360            351
  171          120              360            360
  173          113              360            353
  178          117              360            357
  180          118              360            358
  182          117              360            357
  183          116              360            356
  185           58                0              0
  186          118                0              0
  189          118              360            358
  193          118              360            360
  194          117              360            357
  195          119              360            359
  196          120              360            360
  198          118              360            358
  199          112              360            352
  200          119              360            359
  201          119              360            359
  206          118              360            358
  207          118              300            298
  208          118              204            202
  210          118              360            360
  211          119              360            360
  215          119              360            359
  222          119              360            360
  223          118              360            358
  231          119              360            360
  232          118              360            358
  235          112              360            352
  237          119              360            360
  238          118              360            358
  239          118              360            360
  240          120              360            360
  241          118              240            238
  243          117              360            357
  244          118              360            360
  249          118              360            358
  251          118              360            358
  256           57              360            357
  257          119              360            359
  259          118              360            358
  261          119              360            359
  263          117              360            357
  266          120              360            360
  270          118              360            358
  274          117              360            357
  276          115              360            355
  279          119              360            359
  281           87                0              0
  282          119              300            299
  283          117              240            237
  284          116              300            296
  286          116              360            356
  287          117              360            357
  288          119              360            359
  289          118              360            358
  290          118              360            358
  293          118              360            358
  297          118              360            358
  300          119              360            359
  301          118              360            358

 ID      PREPAYMENT PROVISIONS (# OF PAYMENTS)      OWNERSHIP INTEREST
----------------------------------------------------------------------

    4    LO(26)/Defeasance(58)/Open(36)                    Fee
  4-a                                                      Fee
  4-b                                                      Fee
  4-c                                                      Fee
  4-d                                                      Fee
  4-e                                                      Fee
  4-f                                                      Fee
  4-g                                                      Fee
  4-h                                                      Fee
  4-i                                                      Fee
  4-j                                                      Fee
  4-k                                                      Fee
  4-l                                                      Fee
  4-m                                                      Fee
  4-n                                                      Fee
  4-o                                                      Fee
  4-p                                                      Fee
  4-q                                                      Fee
  4-r                                                      Fee
  4-s                                                      Fee
  4-t                                                      Fee
  4-u                                                      Fee
  4-v                                                      Fee
  4-w                                                      Fee
  4-y                                                      Fee
  4-z                                                      Fee
 4-aa                                                      Fee
 4-ab                                                      Fee
 4-ac                                                      Fee
 4-ad                                                      Fee
 4-ae                                                      Fee
 4-af                                                      Fee
 4-ag                                                      Fee
 4-ah                                                      Fee
 4-ai                                                      Fee
 4-aj                                                      Fee
 4-ak                                                      Fee
 4-al                                                      Fee
 4-am                                                      Fee
 4-an                                                      Fee
 4-ao                                                      Fee
 4-ap                                                      Fee
 4-aq                                                      Fee
 4-ar                                                      Fee
    5    LO(25)/Defeasance(31)/Open(4)                Fee/Leasehold
    8    LO(10)/GRTR1% or YM(72)/Open(2)                   Fee
  8-a                                                      Fee
  8-b                                                      Fee
  8-c                                                      Fee
  8-d                                                      Fee
  8-e                                                      Fee
  8-f                                                      Fee
  8-g                                                      Fee
  8-h                                                      Fee
  8-i                                                      Fee
  8-j                                                      Fee
  8-k                                                      Fee
  8-l                                                      Fee
  8-m                                                      Fee
  8-n                                                      Fee
  8-o                                                      Fee
  8-p                                                      Fee
  8-q                                                      Fee
  8-r                                                      Fee
  8-s                                                      Fee
  8-t                                                      Fee
  8-u                                                      Fee
  8-v                                                      Fee
  8-w                                                      Fee
   21    LO(25)/Flex(88)/Open(7)                           Fee
   23    LO(35)/Defeasance(81)/Open(4)                     Fee
   27    LO(35)/Flex(83)/Open(2)                           Fee
   33    LO(25)/Defeasance(91)/Open(4)                     Fee
   42    LO(35)/Defeasance(83)/Open(2)                     Fee
   47    LO(35)/Defeasance(81)/Open(4)                     Fee
   49    LO(25)/Defeasance(55)/Open(4)                     Fee
   58    LO(35)/Defeasance(81)/Open(4)                     Fee
   71    LO(35)/Defeasance(81)/Open(4)                     Fee
   84    LO(26)/Defeasance(58)/Open(36)                    Fee
   86    LO(35)/Defeasance(45)/Open(4)                     Fee
   92    LO(35)/Defeasance(21)/Open(4)                     Fee
   95    LO(35)/Flex(81)/Open(4)                        Leasehold
   97    LO(35)/Defeasance(201)/Open(4)                    Fee
 97-a                                                      Fee
 97-b                                                      Fee
 97-c                                                      Fee
 97-d                                                      Fee
   98    LO(35)/Defeasance(83)/Open(2)                     Fee
  102    LO(29)/Defeasance(89)/Open(2)                  Leasehold
  103    LO(35)/Defeasance(81)/Open(4)                     Fee
  106    LO(35)/Defeasance(81)/Open(4)                     Fee
  108    LO(35)/Defeasance(83)/Open(2)                     Fee
  110    LO(35)/Defeasance(81)/Open(4)                     Fee
  111    LO(35)/Flex(81)/Open(4)                           Fee
  118    LO(35)/Flex(81)/Open(4)                           Fee
  121    LO(25)/Defeasance(93)/Open(2)                     Fee
  123    LO(35)/Defeasance(81)/Open(4)                     Fee
  124    LO(35)/Defeasance(81)/Open(4)                     Fee
  127    LO(35)/Defeasance(81)/Open(4)                     Fee
  128    LO(35)/Defeasance(83)/Open(2)                     Fee
  131    LO(35)/Defeasance(83)/Open(2)                     Fee
  137    LO(35)/Flex(81)/Open(4)                           Fee
  142    LO(35)/Defeasance(81)/Open(4)                     Fee
  143    LO(35)/Defeasance(81)/Open(4)                     Fee
  144    LO(35)/Flex(81)/Open(4)                           Fee
  146    LO(35)/Flex(81)/Open(4)                           Fee
  147    LO(35)/Defeasance(83)/Open(2)                     Fee
  148    LO(35)/Defeasance(78)/Open(7)                     Fee
  151    LO(26)/Defeasance(90)/Open(4)                     Fee
  154    LO(35)/Defeasance(81)/Open(4)                     Fee
  155    LO(35)/Defeasance(81)/Open(4)                     Fee
  157    LO(24)/Defeasance(92)/Open(4)                     Fee
  159    LO(26)/Defeasance(90)/Open(4)                     Fee
  164    LO(35)/Defeasance(81)/Open(4)                     Fee
  165    LO(35)/Defeasance(83)/Open(2)                     Fee
  169    LO(35)/Defeasance(83)/Open(2)                     Fee
  171    LO(35)/Flex(82)/Open(3)                           Fee
  173    LO(35)/Defeasance(81)/Open(4)                     Fee
  178    LO(35)/Defeasance(81)/Open(4)                     Fee
  180    LO(35)/Flex(81)/Open(4)                           Fee
  182    LO(35)/Defeasance(81)/Open(4)                     Fee
  183    LO(35)/Defeasance(81)/Open(4)                     Fee
  185    LO(26)/GRTR1% or YM(30)/Open(4)                   Fee
  186    LO(35)/Flex(81)/Open(4)                           Fee
  189    LO(35)/Defeasance(81)/Open(4)                     Fee
  193    LO(35)/Defeasance(81)/Open(4)                     Fee
  194    LO(35)/Defeasance(83)/Open(2)                     Fee
  195    LO(35)/Defeasance(81)/Open(4)                     Fee
  196    LO(35)/Flex(81)/Open(4)                           Fee
  198    LO(35)/Defeasance(81)/Open(4)                     Fee
  199    LO(35)/Defeasance(78)/Open(7)                     Fee
  200    LO(35)/Defeasance(83)/Open(2)                     Fee
  201    LO(25)/Defeasance(93)/Open(2)                     Fee
  206    LO(35)/Defeasance(81)/Open(4)                     Fee
  207    LO(35)/Defeasance(81)/Open(4)                     Fee
  208    LO(35)/Flex(81)/Open(4)                           Fee
  210    LO(35)/Defeasance(81)/Open(4)                     Fee
  211    LO(35)/Flex(81)/Open(4)                           Fee
  215    LO(35)/Defeasance(81)/Open(4)                     Fee
  222    LO(35)/Flex(81)/Open(4)                           Fee
  223    LO(35)/Flex(81)/Open(4)                           Fee
  231    LO(35)/Defeasance(81)/Open(4)                     Fee
  232    LO(35)/Defeasance(81)/Open(4)                     Fee
  235    LO(35)/Defeasance(83)/Open(2)                     Fee
  237    LO(35)/Defeasance(81)/Open(4)                     Fee
  238    LO(35)/Defeasance(81)/Open(4)                     Fee
  239    LO(35)/Defeasance(83)/Open(2)                     Fee
  240    LO(35)/Defeasance(81)/Open(4)                     Fee
  241    LO(35)/Flex(81)/Open(4)                           Fee
  243    LO(35)/Flex(81)/Open(4)                           Fee
  244    LO(35)/Defeasance(81)/Open(4)                     Fee
  249    LO(35)/Defeasance(81)/Open(4)                     Fee
  251    LO(35)/Defeasance(81)/Open(4)                     Fee
  256    LO(35)/Defeasance(21)/Open(4)                     Fee
  257    LO(35)/Defeasance(81)/Open(4)                     Fee
  259    LO(35)/Defeasance(81)/Open(4)                     Fee
  261    LO(35)/Defeasance(81)/Open(4)                     Fee
  263    LO(35)/Defeasance(83)/Open(2)                     Fee
  266    LO(35)/Defeasance(83)/Open(2)                     Fee
  270    LO(35)/Defeasance(81)/Open(4)                     Fee
  274    LO(35)/Flex(81)/Open(4)                           Fee
  276    LO(35)/Defeasance(81)/Open(4)                     Fee
  279    LO(35)/Flex(81)/Open(4)                           Fee
  281    LO(35)/GRTR1% or YM(17)/Flex(59)/Open(4)          Fee
  282    LO(35)/Flex(81)/Open(4)                           Fee
  283    LO(35)/Defeasance(81)/Open(4)                     Fee
  284    LO(35)/Flex(81)/Open(4)                           Fee
  286    LO(35)/Defeasance(81)/Open(4)                     Fee
  287    LO(27)/Flex(89)/Open(4)                           Fee
  288    LO(35)/Defeasance(81)/Open(4)                     Fee
  289    LO(35)/Flex(81)/Open(4)                           Fee
  290    LO(35)/Defeasance(83)/Open(2)                     Fee
  293    LO(35)/Flex(81)/Open(4)                           Fee
  297    LO(35)/Flex(81)/Open(4)                           Fee
  300    LO(35)/Defeasance(83)/Open(2)                     Fee
  301    LO(35)/Flex(81)/Open(4)                           Fee

         SELLER LOAN                                                                ADMINISTRATIVE                  GRACE PERIOD
 ID         NUMBER      PROPERTY NAME                                  LOAN SELLER     FEE RATE      DUE DATE   (PRIOR TO LATE FEES)
-----------------------------------------------------------------------------------------------------------------------------------

    4      510904353    RLJ Hotel Portfolio                               WFB          0.03153%         1st                0
  4-a    510904353.01   Marriott - Denver, CO                             WFB
  4-b    510904353.02   Marriott - Bedford Park, IL                       WFB
  4-c    510904353.03   Renaissance - Plantation, FL                      WFB
  4-d    510904353.04   Marriott - Austin, TX                             WFB
  4-e    510904353.05   Hilton Garden Inn - Bedford Park, IL              WFB
  4-f    510904353.06   Residence Inn - Plantation, FL                    WFB
  4-g    510904353.07   Renaissance - Broomfield, CO                      WFB
  4-h    510904353.08   Courtyard - Salt Lake City, UT                    WFB
  4-i    510904353.09   Residence Inn Galleria - Houston, TX              WFB
  4-j    510904353.10   Hampton Inn - Bedford Park, IL                    WFB
  4-k    510904353.11   Marriott - Pontiac, MI                            WFB
  4-l    510904353.12   Holiday Inn Express - Bedford Park, IL            WFB
  4-m    510904353.13   Courtyard - Austin, TX                            WFB
  4-n    510904353.14   Springhill Suites - Austin, TX                    WFB
  4-o    510904353.15   Residence Inn - Round Rock, TX                    WFB
  4-p    510904353.16   Residence Inn - Austin, TX                        WFB
  4-q    510904353.17   Courtyard - Tampa, FL                             WFB
  4-r    510904353.18   Residence Inn - Pontiac, MI                       WFB
  4-s    510904353.19   Residence Inn - Schaumburg, IL                    WFB
  4-t    510904353.20   Sleep Inn - Bedford Park, IL                      WFB
  4-u    510904353.21   Springhill Suites - Schaumburg, IL                WFB
  4-v    510904353.22   Fairfield Inn & Suites - Brandon, FL              WFB
  4-w    510904353.23   Courtyard - Fort Wayne, IN                        WFB
  4-y    510904353.24   Courtyard - Louisville, KY                        WFB
  4-z    510904353.25   Courtyard - Merrillville, IN                      WFB
 4-aa    510904353.26   Residence Inn - Louisville, CO                    WFB
 4-ab    510904353.27   Residence Inn - Fishers, IN                       WFB
 4-ac    510904353.28   Courtyard - Sugar Land, TX                        WFB
 4-ad    510904353.29   Residence Inn - Sugar Land, TX                    WFB
 4-ae    510904353.30   Fairfield Inn & Suites - Merrillville, IN         WFB
 4-af    510904353.31   Courtyard - Mesquite, TX                          WFB
 4-ag    510904353.32   Residence Inn - Merrillville, IN                  WFB
 4-ah    510904353.33   Courtyard - Mishawaka, IN                         WFB
 4-ai    510904353.34   Courtyard - Pontiac, MI                           WFB
 4-aj    510904353.35   Residence Inn II - Austin, TX                     WFB
 4-ak    510904353.36   Hampton Inn - Merrillville, IN                    WFB
 4-al    510904353.37   Holiday Inn Express - Merrillville, IN            WFB
 4-am    510904353.38   Courtyard - Valparaiso, IN                        WFB
 4-an    510904353.39   Fairfield Inn & Suites - Austin, TX               WFB
 4-ao    510904353.40   Holiday Inn Select - Grand Rapids, MI             WFB
 4-ap    510904353.41   Residence Inn - South Bend, IN                    WFB
 4-aq    510904353.42   Courtyard - Benton Harbor, MI                     WFB
 4-ar    510904353.43   Fairfield Inn & Suites - Valparaiso, IN           WFB
    5      310904532    DRA Capital Center II & III                       WFB          0.03153%         1st                5
    8      510904546    First Industrial Portfolio                        WFB          0.03153%         5th                0
  8-a    510904546.01   2850 Colonades Court                              WFB
  8-b    510904546.02   2925 Courtyards Drive                             WFB
  8-c    510904546.03   3075 Northwoods Circle                            WFB
  8-d    510904546.04   835 Franklin Court                                WFB
  8-e    510904546.05   2755 Northwoods Parkway                           WFB
  8-f    510904546.06   2775 Northwoods Parkway                           WFB
  8-g    510904546.07   841 Livingston Court                              WFB
  8-h    510904546.08   3155 Northwoods Parkway                           WFB
  8-i    510904546.09   2725 Northwoods Parkway                           WFB
  8-j    510904546.10   825 Franklin Court                                WFB
  8-k    510904546.11   805 Franklin Court                                WFB
  8-l    510904546.12   3100 Northwoods Place                             WFB
  8-m    510904546.13   840 Franklin Court                                WFB
  8-n    510904546.14   2915 Courtyards Drive                             WFB
  8-o    510904546.15   810 Franklin Court                                WFB
  8-p    510904546.16   3175 Northwoods Parkway                           WFB
  8-q    510904546.17   3055 Northwoods Circle                            WFB
  8-r    510904546.18   3040 Northwoods Parkway                           WFB
  8-s    510904546.19   811 Livingston Court                              WFB
  8-t    510904546.20   2975 Courtyards Drive                             WFB
  8-u    510904546.21   821 Livingston Court                              WFB
  8-v    510904546.22   830 Franklin Court                                WFB
  8-w    510904546.23   2995 Courtyards Drive                             WFB
   21      310904520    3300 75th Avenue                                  WFB          0.03153%         1st                5
   23      310904315    136 East South Temple                             WFB          0.03153%         1st                5
   27      310904522    Iron Horse Shopping Center                        WFB          0.03153%         1st                5
   33      310902822    Knollwood Village Apartments                      WFB          0.03153%         1st                5
   42      310904004    1522 K Street                                     WFB          0.03153%         1st                5
   47      310904163    Imperial Apartments                               WFB          0.03153%         1st                5
   49      310904472    KBS-Sabal Pavilion                                WFB          0.03153%         1st                6
   58      310904531    Carefree Marketplace                              WFB          0.03153%         1st                5
   71      310904282    Embassy Plaza Retail Center                       WFB          0.03153%         1st                5
   84      510904352    Courtyard San Antonio Airport                     WFB          0.03153%         1st                0
   86      310904256    Hampton Inn Venice                                WFB          0.03153%         1st                5
   92      310904440    Golden Eagle Center                               WFB          0.03153%         1st                5
   95      610904443    Nohl Plaza Orange County                          WFB          0.05153%         1st                5
   97      310903863    UTEX Portfolio                                    WFB          0.03153%         1st                5
 97-a     310903863A    UTEX - Old Katy Road                              WFB
 97-b     310903863B    UTEX - UTEX Drive                                 WFB
 97-c     310903863C    UTEX - Industrial Court                           WFB
 97-d     310903863D    UTEX - Market Ave                                 WFB
   98      310903162    Inverness Shopping Plaza                          WFB          0.03153%         1st                5
  102      310903919    Fiesta Mercado Shopping Center                    WFB          0.03153%         1st                5
  103      310904314    Hampton Inn & Suites Tempe                        WFB          0.03153%         1st                5
  106      310904334    Amarillo Tower                                    WFB          0.03153%         1st                5
  108      310904307    1380 Howard Street                                WFB          0.03153%         1st                5
  110      310904401    Petaluma Theatre District Garage Retail           WFB          0.03153%         1st                5
  111      310903753    Fairfield Inn & Suites, (Mount Laurel, NJ)        WFB          0.03153%         1st                5
  118      310904461    2140-2192 Bering Drive                            WFB          0.03153%         1st                5
  121      310904468    Pell City Marketplace                             WFB          0.03153%         1st                5
  123      410904236    Schwab/Barth - Rite-Aid Los Angeles               WFB          0.03153%         1st                5
  124      410904237    Schwab/Barth - Rite-Aid San Diego                 WFB          0.03153%         1st                5
  127      310903558    Corinthian College - ACCO  II                     WFB          0.03153%         1st                5
  128      310904464    Sportsman's Warehouse- Woodbury                   WFB          0.03153%         1st                5
  131      310904515    JC Penney - CO                                    WFB          0.03153%         1st                6
  137      310904600    Mill Plain Center                                 WFB          0.03153%         1st                5
  142      310904299    White River Mountain Apartments                   WFB          0.03153%         1st                5
  143      310902869    Indigo Lakes Holiday Inn Express                  WFB          0.03153%         1st                5
  144      310904511    Carbondale Square                                 WFB          0.03153%         1st                5
  146      310904479    Sherwood Glen Apartments                          WFB          0.03153%         1st                5
  147      310904313    Huntington Plaza Shopping Center                  WFB          0.03153%         1st                5
  148      310904300    Valley Heights Independent Living                 WFB          0.03153%         1st                5
  151      310904210    1399 Roxbury Drive Office Retail                  WFB          0.03153%         1st                5
  154      310904339    Quality Inn Homestead Park                        WFB          0.03153%         1st                5
  155      610904494    Savannah Apartments                               WFB          0.08153%         1st                5
  157      310904372    Publix Jacksonville                               WFB          0.03153%         1st                5
  159      310904373    Publix Orange Park                                WFB          0.03153%         1st                5
  164      310904358    New Brighton Apartments                           WFB          0.03153%         1st                5
  165      310904360    Teaberry Greene Townhomes                         WFB          0.03153%         1st                5
  169      310903536    FedEx Ground Distribution Building - Seaford      WFB          0.03153%         1st                5
  171      410904534    The Crossing, Phase II                            WFB          0.03153%         1st                5
  173      310903504    Hampton Inn & Suites - Salt Lake City Airport     WFB          0.03153%         1st                5
  178      310904390    Tessar Professional Building                      WFB          0.03153%         1st                5
  180      310903740    Burbank Retail Stores                             WFB          0.03153%         1st                5
  182      410903095    The Saxe Building                                 WFB          0.03153%         1st                5
  183      410904082    220 Labs Industrial Buildings                     WFB          0.03153%         1st                5
  185      410904425    Lake Zurich Self Storage                          WFB          0.03153%         1st                5
  186      410904436    Watt Eighty Industrial                            WFB          0.03153%         1st                5
  189      310904359    Alameda Park Apartments                           WFB          0.03153%         1st                5
  193      310904387    Silver Shores MHC                                 WFB          0.03153%         1st                5
  194      410904079    897 Independence Drive                            WFB          0.03153%         1st                5
  195      410904207    Rancho Cucamonga Industrial                       WFB          0.03153%         1st                5
  196      620904354    Newport Federal - Hualalai Center                 WFB          0.08153%         1st                5
  198      410904232    Seven Star Mobile Home Park                       WFB          0.03153%         1st                5
  199      410903477    Food-4-Less - Rialto CA                           WFB          0.03153%         1st                5
  200      310904517    JC Penney - MO                                    WFB          0.03153%         1st                6
  201      410904466    Commerce Bank                                     WFB          0.03153%         1st                5
  206      410904362    Rice & Maryland Center                            WFB          0.03153%         1st                5
  207      410904397    Parker Place Office Building                      WFB          0.03153%         1st                5
  208      410904295    Crow Canyon Executive Park                        WFB          0.03153%         1st                5
  210      410904249    3494 East Sunset Road Industrial                  WFB          0.03153%         1st                5
  211      620904269    43 Corporate Park                                 WFB          0.08153%         1st                5
  215      410904446    Emerald Vista Apartments I                        WFB          0.03153%         1st                5
  222      620904310    Newport Federal - 881 Dover Drive                 WFB          0.08153%         1st                5
  223      620903959    Furniture Room Littleton                          WFB          0.08153%         1st                5
  231      410904475    Radisson Professional Building                    WFB          0.03153%         1st                5
  232      410904395    Kenosha Retail Center                             WFB          0.03153%         1st                5
  235      410903335    San Ramon Plaza                                   WFB          0.03153%         1st                5
  237      410904524    The Shoppes at the Grove                          WFB          0.03153%         1st                5
  238      410904438    Pomona Valley Hospital Medical Center             WFB          0.03153%         1st                5
  239      410904501    Tractor Supply - Waldorf, MD                      WFB          0.03153%         1st                5
  240      410904588    Pleasant Ridge                                    WFB          0.03153%         1st                5
  241      410904198    Valley Plaza Retail Center II                     WFB          0.03153%         1st                5
  243      620904071    Arizona 1 Industrial                              WFB          0.08153%         1st                5
  244      410904418    Walgreens Rochester Retail                        WFB          0.03153%         1st                5
  249      410904514    Dairy Ashford Center                              WFB          0.03153%         1st                5
  251      410904367    Centennial Ridge                                  WFB          0.03153%         1st                5
  256      410904292    1460 Westwood Boulevard Office Building           WFB          0.03153%         1st                5
  257      410904090    Hibbing Marketplace                               WFB          0.03153%         1st                5
  259      410904400    Biscayne Apartments                               WFB          0.05153%         1st                5
  261      410904506    Rite Aid - Lansing                                WFB          0.03153%         1st                5
  263      410904246    51 Federal Street                                 WFB          0.05153%         1st                5
  266      410904355    Captains Cove                                     WFB          0.03153%         1st                5
  270      410904312    West Bend Plaza                                   WFB          0.03153%         1st                5
  274      410904218    Plaza Center                                      WFB          0.03153%         1st                5
  276      410903933    Country Club Shops                                WFB          0.03153%         1st                5
  279      410904391    TnT Mini Storage, Kelseyville                     WFB          0.03153%         1st                5
  281      410901480    Fed Ex - Maple Grove                              WFB          0.03153%         1st                5
  282      410904227    2340 East Olympic Boulevard                       WFB          0.12153%         1st                5
  283      410904172    Castle Rock Storage Haus                          WFB          0.03153%         1st                5
  284      410904077    State 50 Shopping Center                          WFB          0.03153%         1st                5
  286      410904188    M&H Properties, LLC                               WFB          0.03153%         1st                5
  287      410904179    Hollywood Video Tucson                            WFB          0.03153%         1st                5
  288      410904594    Rite Aid - Farmington                             WFB          0.05153%         1st                5
  289      410904323    Pacific Dental Services - Las Vegas               WFB          0.10153%         1st                5
  290      410904410    Merrydale Apartments                              WFB          0.03153%         1st                5
  293      620904182    SecurCare Self Storage                            WFB          0.08153%         1st                5
  297      410904351    Nevada Federal Credit Union                       WFB          0.07153%         1st                5
  300      410904435    Main Street Retail                                WFB          0.03153%         1st                5
  301      410903951    Valencia Flex Industrial                          WFB          0.10153%         1st                5

        LETTER OF
 ID      CREDIT     LETTER OF CREDIT DESCRIPTION                                     LOAN SPONSOR
------------------------------------------------------------------------------------------------------------------------------------

   4                                               RLJ Lodging Fund II, L.P.; RLJ Lodging Fund II (PF #1)
 4-a
 4-b
 4-c
 4-d
 4-e
 4-f
 4-g
 4-h
 4-i
 4-j
 4-k
 4-l
 4-m
 4-n
 4-o
 4-p
 4-q
 4-r
 4-s
 4-t
 4-u
 4-v
 4-w
 4-y
 4-z
4-aa
4-ab
4-ac
4-ad
4-ae
4-af
4-ag
4-ah
4-ai
4-aj
4-ak
4-al
4-am
4-an
4-ao
4-ap
4-aq
4-ar
   5                                               DRA G & I Fund IV REIT
   8                                               High Street Real Estate Fund II Investors, LLC
 8-a
 8-b
 8-c
 8-d
 8-e
 8-f
 8-g
 8-h
 8-i
 8-j
 8-k
 8-l
 8-m
 8-n
 8-o
 8-p
 8-q
 8-r
 8-s
 8-t
 8-u
 8-v
 8-w
  21                                               Allen De Olazarra, Rudy Touzet, Doug Fleit, Brian Katz
  23                                               Jonathan Rubini, Stuart Bond, Leonard Hyde
  27                                               Pedro Arroyo
  33                                               Spencer Partrich, Mickey Shapiro
  42                                               John B Mason
  47                                               Tony Markve, Dory Doud, Marilee N Doud, Ben R Doud
  49                                               KBS Limited Partnership
  58                                               Jack J. Jakosky, Terry C. Hackett
  71                                               Ahmad Zarrabian
  84                                               RLJ Lodging Fund II, L.P.; RLJ Lodging Fund II (PF #1)
  86                                               James R Smith, Timothy M. Baydala, Steven J Kaplan
  92                                               William White, Matthew White
  95                                               Alfred Avedisian, Steven F. Spierer, John A. Woodward
  97                                               Corporate Property Associates 16-Global Incorporated
97-a
97-b
97-c
97-d
  98                                               Mordechai Israeli, Isaac Betesh
 102                                               Jack Demirjian, Mehadi Ali, Nazy Hirani
 103                                               Roger Crouch, Gregory Owings, Gregory Walton
 106                                               Peggy L Long, David L Long
 108                                               Vera Cort
 110                                               William White, Matthew White
 111                                               Hersha Hospitality Trust
 118                                               David Dollinger
 121                                               Peter Kalkus
 123                                               Stanley Black, Michael L. Schwab, Bruce Konheim, Robert K. Barth
 124                                               Stanley Black, Michael L. Schwab, Bruce Konheim, Robert K. Barth
 127                                               Cucamonga Vintners, LLC
 128                                               Barbara J. Detrick, Shelly B. Detrick
 131                                               Lillian Watkins, Lawrence Watkins
 137                                               Marko Susnjara
 142                                               Brent Lambi
 143                                               Frank L. Flautt, Jr., Fred V. Alias
 144                                               Gregory B. Owings, Roger M. Crouch, Neill H. Taylor, Phillip B. Mann
 146                                               Daren C. Marhula
 147                                               Igal Namdar
 148                                               Richard Murphy
 151                                               SWC Roxbury Corp.
 154                                               Lawrence Brutger
 155                                               Lawrence W Hill, Jorge P Giron
 157                                               Joseph R. Scuderi
 159                                               Joseph R. Scuderi
 164                                               Kafieh Farrokhtala
 165                                               Pamela Rutherford, Troy Rutherford
 169                                               Barbara J. Detrick, Shelly B. Detrick
 171                                               Michael S. Powers, John E. McNellis
 173                                               Ashok Owarkadas Israni
 178       Yes      Upfront TI/LC - $200,000 (LOC) Dick Zehring
 180                                               Allen Young
 182                                               Teressa Shain, Martin Shain, Nancy Javete, Harold Javete
 183                                               Jackie Applebaum, Yoram Fishman
 185                                               LVF Lake Zurich LLC
 186                                               Michael Jaeger, Robert McHugh
 189                                               Kafieh Farrokhtala
 193                                               Continental Communities
 194                                               Olive Imbernon, Emil (Jim) Imbernon, Johnsie Moffett
 195                                               John Chang
 196                                               Sharon Elick, Wiley Elick, MERRITT CHARLES HORNING, JR.
 198                                               John Lindsay, Reta Lindsay
 199                                               Rakesh C. Gupta, Ramesh C. Bansel, Roshan L. Gupta
 200                                               Lillian Watkins, Lawrence Watkins
 201                                               David Scott Posey, Rhona Friedman, Scott M Friedman
 206                                               Linda A Horn, Mark Horn, Horn MN, LLC
 207                                               NetREIT
 208                                               John Moore
 210                                               Robert D. Shipp, Mapleton Real Estate, LLC
 211                                               Chuck Horning
 215                                               Betty Robarts, Robert Robarts
 222                                               Sharon Elick, Wiley Elick, Charles Horning
 223                                               Wolfe Miller
 231                                               Herbert W Knutson, Julie Dunham, Bradley Dunham, Douglas DeBoer, Sherry
                                                   DeShaw-DeBoer, Kevin Webb
 232                                               Robert A Patch
 235                                               Darlene Porter, Robert Porter
 237                                               Kenny Kok
 238                                               Barry Berkett, Jeffrey Berkett, Denise Kravitz, Lloyd S. Berkett
 239                                               David Malcom, James LaRocca
 240                                               James W. Soboleski, Benjamin L Kadish
 241                                               Lawrence Martin, Ralph Martin, James Martin, Paul Martin, Frank Straface,
                                                   Carolee Ornelas, Cynthia Morse
 243                                               Marc Barmazel
 244                                               Robert Webber
 249                                               C-AP Parent, Inc., C-AP General, Inc.
 251       Yes      Upront TI/LC - $100,000 (LOC)  James J Lennon, Jacqueline Prokop, Cindy M Lennon, Mark Prokop
 256                                               David Singelyn, David Goldberg
 257                                               Joseph H. Ryan, Oppidan, Inc.
 259                                               Daniel S Forry, Dawn E. Forry
 261                                               Jo Rivela, The Jo Rivela Trust
 263                                               Francis Greenwall, Benjamin Eisler, Allen Orwitz
 266                Upront TI/LC - $80,000 (LOC)   Charles J Patranella, Dale G Bramlet
 270                                               Penelope K Deshur, James E Deshur, West Bend Plaza FLP
 274                                               Douglas S. Austin, Nada C. Austin
 276                                               Michael Fishman, Jess Davis, Steve Osman, Ross Stiner
 279                                               Ronald Sann
 281                                               Roberta K. French, Richard A. French, Jr., Lucille S. Kohlberg, David E. Kohlberg
 282                                               Marybeth Rehman, Ashfaqur Rehman
 283                                               Michael S Humphrey
 284                                               Lily Kwon, Young Kwon
 286                                               Curtis E. Hoffman, David McDonell, M & H Properties, LLC
 287                                               William A. Spring
 288                                               James Shafer
 289                                               Stephen Thorne IV
 290                                               Gina Goebel, The Robert Barossi Trust
 293                                               Arlen Nordhagen, SecurCare Self Storage, Inc.
 297                                               Barry L. Throgmorton, Carla O. Throgmorton, Valerie S. Barrington, Gregory
                                                   M. Barrington
 300                                               Christopher R. Forrest, Thomas E. Vogt, 205 Associates, LLC
 301                                               Darren Gillhouse, Byron Green, Alan Lyon, Kevin Crissman, Kevin Pickard

        INITIAL MASTER     INITIAL MASTER
 ID        SERVICER       SERVICING FEE RATE
--------------------------------------------

    4        WFB              0.03050%
  4-a
  4-b
  4-c
  4-d
  4-e
  4-f
  4-g
  4-h
  4-i
  4-j
  4-k
  4-l
  4-m
  4-n
  4-o
  4-p
  4-q
  4-r
  4-s
  4-t
  4-u
  4-v
  4-w
  4-y
  4-z
 4-aa
 4-ab
 4-ac
 4-ad
 4-ae
 4-af
 4-ag
 4-ah
 4-ai
 4-aj
 4-ak
 4-al
 4-am
 4-an
 4-ao
 4-ap
 4-aq
 4-ar
    5        WFB              0.03050%
    8        WFB              0.03050%
  8-a
  8-b
  8-c
  8-d
  8-e
  8-f
  8-g
  8-h
  8-i
  8-j
  8-k
  8-l
  8-m
  8-n
  8-o
  8-p
  8-q
  8-r
  8-s
  8-t
  8-u
  8-v
  8-w
   21        WFB              0.03050%
   23        WFB              0.03050%
   27        WFB              0.03050%
   33        WFB              0.03050%
   42        WFB              0.03050%
   47        WFB              0.03050%
   49        WFB              0.03050%
   58        WFB              0.03050%
   71        WFB              0.03050%
   84        WFB              0.03050%
   86        WFB              0.03050%
   92        WFB              0.03050%
   95        WFB              0.05050%
   97        WFB              0.03050%
 97-a
 97-b
 97-c
 97-d
   98        WFB              0.03050%
  102        WFB              0.03050%
  103        WFB              0.03050%
  106        WFB              0.03050%
  108        WFB              0.03050%
  110        WFB              0.03050%
  111        WFB              0.03050%
  118        WFB              0.03050%
  121        WFB              0.03050%
  123        WFB              0.03050%
  124        WFB              0.03050%
  127        WFB              0.03050%
  128        WFB              0.03050%
  131        WFB              0.03050%
  137        WFB              0.03050%
  142        WFB              0.03050%
  143        WFB              0.03050%
  144        WFB              0.03050%
  146        WFB              0.03050%
  147        WFB              0.03050%
  148        WFB              0.03050%
  151        WFB              0.03050%
  154        WFB              0.03050%
  155        WFB              0.08050%
  157        WFB              0.03050%
  159        WFB              0.03050%
  164        WFB              0.03050%
  165        WFB              0.03050%
  169        WFB              0.03050%
  171        WFB              0.03050%
  173        WFB              0.03050%
  178        WFB              0.03050%
  180        WFB              0.03050%
  182        WFB              0.03050%
  183        WFB              0.03050%
  185        WFB              0.03050%
  186        WFB              0.03050%
  189        WFB              0.03050%
  193        WFB              0.03050%
  194        WFB              0.03050%
  195        WFB              0.03050%
  196        WFB              0.08050%
  198        WFB              0.03050%
  199        WFB              0.03050%
  200        WFB              0.03050%
  201        WFB              0.03050%
  206        WFB              0.03050%
  207        WFB              0.03050%
  208        WFB              0.03050%
  210        WFB              0.03050%
  211        WFB              0.08050%
  215        WFB              0.03050%
  222        WFB              0.08050%
  223        WFB              0.08050%
  231        WFB              0.03050%
  232        WFB              0.03050%
  235        WFB              0.03050%
  237        WFB              0.03050%
  238        WFB              0.03050%
  239        WFB              0.03050%
  240        WFB              0.03050%
  241        WFB              0.03050%
  243        WFB              0.08050%
  244        WFB              0.03050%
  249        WFB              0.03050%
  251        WFB              0.03050%
  256        WFB              0.03050%
  257        WFB              0.03050%
  259        WFB              0.05050%
  261        WFB              0.03050%
  263        WFB              0.05050%
  266        WFB              0.03050%
  270        WFB              0.03050%
  274        WFB              0.03050%
  276        WFB              0.03050%
  279        WFB              0.03050%
  281        WFB              0.03050%
  282        WFB              0.12050%
  283        WFB              0.03050%
  284        WFB              0.03050%
  286        WFB              0.03050%
  287        WFB              0.03050%
  288        WFB              0.05050%
  289        WFB              0.10050%
  290        WFB              0.03050%
  293        WFB              0.08050%
  297        WFB              0.07050%
  300        WFB              0.03050%
  301        WFB              0.10050%

                                   EXHIBIT B-1

     REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE MORTGAGE LOAN SELLER

          The Mortgage Loan Seller hereby represents and warrants that, as of the Closing Date:

          (a) The Mortgage Loan Seller is a national banking association duly organized, validly existing and in good standing under the laws of the United
States.

          (b) The Mortgage Loan Seller's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Mortgage Loan
Seller's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Mortgage Loan Seller, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (c) The Mortgage Loan Seller has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (d) This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Mortgage Loan Seller, enforceable against the Mortgage Loan
Seller in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (e) The Mortgage Loan Seller is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Mortgage Loan Seller's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Mortgage Loan Seller to perform its obligations under this
Agreement.

          (f) No consent, approval, authorization or order of any state or federal court or governmental agency or body is required for the consummation by the Mortgage Loan Seller of the transactions contemplated herein, except for (A)
those consents, approvals, authorizations or orders that previously have been obtained and (B) those filings and recordings of Mortgage Loan Documents and assignments thereof that are contemplated by the Pooling and Servicing Agreement to be completed after the Closing Date.

          (g) No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Mortgage Loan Seller's knowledge, threatened against the Mortgage Loan Seller that, if determined adversely to the Mortgage Loan Seller, would prohibit

                                    Ex. B-1-1

the Mortgage Loan Seller from entering into this Agreement or that, in the
Mortgage Loan Seller's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Mortgage Loan Seller to perform its obligations under this Agreement.

          (h) The transfer of the Mortgage Loans to the Purchaser as contemplated herein is not subject to any bulk transfer or similar law in effect in any applicable jurisdiction.

          (i) The Mortgage Loan Seller is not transferring the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud its present or future creditors.

          (j) The Mortgage Loan Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, its transfer of the Mortgage
Loans to the Purchaser, as contemplated herein.

          (k) After giving effect to its transfer of the Mortgage Loans to the
Purchaser, as provided herein, the value of the Mortgage Loan Seller's assets, either taken at their present fair saleable value or at fair valuation, will exceed the amount of the Mortgage Loan Seller's debts and obligations, including contingent and unliquidated debts and obligations of the Mortgage Loan Seller, and the Mortgage Loan Seller will not be left with unreasonably small assets or capital with which to engage in and conduct its business.

          (l) The Mortgage Loan Seller does not intend to, and does not believe that it will, incur debts or obligations beyond its ability to pay such debts and obligations as they mature.

          (m) No proceedings looking toward liquidation, dissolution or bankruptcy of the Mortgage Loan Seller are pending or contemplated.

          (n) The principal place of business and chief executive office of the
Mortgage Loan Seller is located in the State of California.

          (o) The consideration received by the Mortgage Loan Seller upon the sale of the Mortgage Loans constitutes at least fair consideration and reasonably equivalent value for such Mortgage Loans.

                                    Ex. B-1-2

                                   EXHIBIT B-2

          REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE PURCHASER

          The Purchaser hereby represents and warrants that, as of the Closing
Date:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Purchaser's execution and delivery of, performance under, and compliance with this Agreement, will not violate the Purchaser's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other material instrument to which it is a party or by which it is bound, which default or breach, in the good faith and reasonable judgment of the Purchaser, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

          (c) This Agreement, assuming due authorization, execution and delivery by the other party or parties hereto, constitutes a valid, legal and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          (d) No litigation, arbitration, suit, proceeding or governmental investigation is pending or, to the best of the Purchaser's knowledge, threatened against the Purchaser that, if determined adversely to the Purchaser, would prohibit the Purchaser from entering into this Agreement or that, in the
Purchaser's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement.

          (e) The Purchaser has the full power and authority to consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

          (f) The Purchaser is not in violation of, and its execution and delivery of, performance under and compliance with this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Purchaser's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Purchaser to perform its obligations under this Agreement.

                                    Ex. B-2-1

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                     Ex. C-1

                                                                             WFB

                                    EXHIBIT C

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            FOR PURPOSES OF THIS EXHIBIT C, THE PHRASE "THE MORTGAGE LOAN
SELLER'S KNOWLEDGE" AND OTHER WORDS AND PHRASES OF LIKE IMPORT SHALL MEAN,
EXCEPT WHERE OTHERWISE EXPRESSLY SET FORTH BELOW, THE ACTUAL STATE OF KNOWLEDGE
OF THE MORTGAGE LOAN SELLER, ITS OFFICERS AND EMPLOYEES RESPONSIBLE FOR THE
UNDERWRITING, ORIGINATION, SERVICING OR SALE OF THE MORTGAGE LOANS REGARDING THE
MATTERS EXPRESSLY SET FORTH BELOW IN EACH CASE WITHOUT HAVING CONDUCTED ANY
INDEPENDENT INQUIRY INTO SUCH MATTERS AND WITHOUT ANY OBLIGATION TO HAVE DONE SO
(EXCEPT (I) HAVING SENT TO THE SERVICERS SERVICING THE MORTGAGE LOANS ON BEHALF
OF THE MORTGAGE LOAN SELLER, IF ANY, SPECIFIC INQUIRIES REGARDING THE MATTERS
REFERRED TO AND (II) AS EXPRESSLY SET FORTH HEREIN). ALL INFORMATION CONTAINED
IN DOCUMENTS WHICH ARE PART OF OR REQUIRED TO BE PART OF A MORTGAGE FILE, AS
SPECIFIED IN THE POOLING AND SERVICING AGREEMENT (TO THE EXTENT SUCH DOCUMENTS
EXIST) SHALL BE DEEMED WITHIN THE MORTGAGE LOAN SELLER'S KNOWLEDGE.

            The Mortgage Loan Seller hereby represents and warrants that, as of the date herein below specified or, if no such date is specified, as of the
Closing Date, except with respect to the Exceptions described on Schedule C to this Agreement and subject to Section 17 of this Agreement:

            1. Mortgage Loan Schedule. The information set forth in the Mortgage
Loan Schedule with respect to the Mortgage Loans is true, complete (in accordance with the requirements of this Agreement and the Pooling and Servicing
Agreement) and correct in all material respects as of the date of this
Agreement.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Mortgage Loan Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan. The Mortgage
Loan Seller has full right, power and authority to transfer and assign each
Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances. Upon consummation of transactions contemplated by this Agreement, the Mortgage Loan Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each
Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Mortgage Loan Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

            3. Payment Record. As of the Closing Date, the Mortgage Loan is not,
and in the prior 12 months (or since the date of origination if such Mortgage
Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Monthly Payment without giving effect to any applicable grace period. If the Mortgage Loan Seller was the originator of the
Mortgage Loan, the Mortgage Loan has not been 60 days or more past due in respect of any Monthly Payment (without

                                        1

                                                                             WFB

giving effect to any applicable grace period) at any time since the date of origination. If the Mortgage Loan Seller was not the originator of the Mortgage
Loan, the Mortgage Loan has not, to the Mortgage Loan Seller's knowledge, been
60 days or more past due in respect of any Monthly Payment (without giving effect to any applicable grace period) at any time since the date of origination.

            4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the exceptions set forth in Paragraph 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such
Mortgage, in any event except for (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions, or a
"marked-up" commitment, in each case binding upon the title insurer), none of which (individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer), none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service such Mortgage Loan,
(d) other matters to which like properties are commonly subject, none of which
(individually or in the aggregate) materially interferes with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property which the Mortgage Loan
Seller did not require to be subordinated to the lien of such Mortgage and which do not (individually or in the aggregate) materially interfere with the security intended to be provided by such Mortgage, the current marketability or principal use of the related Mortgaged Property or the current ability of the related
Mortgaged Property to generate income sufficient to service the related Mortgage
Loan, (f) condominium declarations of record and identified in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a preliminary title policy with escrow instructions or "marked-up"
commitment, in each case binding upon the title insurer) and (g) if such
Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the
Mortgage for another Mortgage Loan contained in the same Cross-Collateralized
Group (the foregoing items (a) through (g) being herein referred to as the
"Permitted Encumbrances"). Such Mortgage, together with any separate security agreements, chattel mortgages or equivalent instruments and UCC Financing
Statements, establishes and creates a valid and, subject to the exceptions

                                        2

                                                                             WFB

set forth in Paragraph 13 below, enforceable security interest in favor of the holder thereof in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property. The related assignment of such
Mortgage executed and delivered in favor of the Trustee is in recordable form
(but for insertion of the name of the assignee and any related recording information which is not yet available to the Mortgage Loan Seller) and constitutes a legal, valid, binding and, subject to the exceptions set forth in
Paragraph 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. There exists, to be included in the related Mortgage File as otherwise contemplated by this Agreement, an
Assignment of Leases, either as a separate instrument or as part of the
Mortgage, related to and delivered in connection with each Mortgage Loan that establishes and creates a valid, subsisting and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of or first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Borrower described therein; and each assignor thereunder has the full right to assign the same. The related assignment of any
Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name of the assignee and any related recording information which is not yet available to the
Mortgage Loan Seller), and constitutes a legal, valid, binding and, subject to the exceptions set forth in Paragraph 13 below, enforceable assignment of such
Assignment of Leases from the relevant assignor to the Trustee. If an Assignment of Leases exists with respect to any Mortgage Loan (whether as part of the related Mortgage or separately), then the related Mortgage or related Assignment of Leases, subject to applicable law, provides for, upon an event of default under the Mortgage Loan, the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession to collect the rents or for rents to be paid directly to the mortgagee.

            6. Mortgage Status; Waivers and Modifications. In the case of each
Mortgage Loan, except by a written instrument which has been delivered to the
Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Borrower has not been released from its obligations under such Mortgage, in whole or in material part, in each such event in a manner which would materially interfere with the benefits of the security intended to be provided by such Mortgage.

            7. Condition of Property; Condemnation. In the case of each Mortgage
Loan, except as set forth in an engineering report prepared by a third party engineering consultant and included in the Servicing File and which has been the delivered to the initial Controlling Class Representative, the related Mortgaged
Property is, to the Mortgage Loan Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such
Mortgage Loan (except in any such

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case where: (1) an escrow of funds or insurance coverage or a letter of credit exists in an amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance; or (2) such repairs and maintenance have been completed; or (3) such repairs and maintenance are required to be completed and the amount reasonably estimated to be sufficient to effect the necessary repairs and maintenance does not exceed 5% of the original principal balance of the related Mortgage Loan). None of the engineering reports referred to in the first sentence of this Paragraph 7 was prepared more than 18 months prior to the
Closing Date. As of the date hereof, the Mortgage Loan Seller has no knowledge of any proceeding pending or written notice of any proceeding threatened for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. To the Mortgage Loan Seller's knowledge (based solely on surveys (if any) and/or the lender's title policy (or, if such policy is not yet issued, a pro forma title policy, a preliminary title policy with escrow instructions or a "marked up" commitment) obtained in connection with the origination of each Mortgage Loan), as of the date of the origination of each
Mortgage Loan, (a) all of the improvements on the related Mortgaged Property considered material in determining the appraised value of the Mortgaged Property at origination lay wholly within the boundaries and, to the extent in effect at the time of construction, building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to in Paragraph 8 below or that do not materially and adversely affect the value, marketability or current principal use of such Mortgaged
Property, and (b) no improvements on adjoining properties encroached upon such
Mortgaged Property so as to materially and adversely affect the value or marketability of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in Paragraph
8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association lender's title insurance policy or a comparable form of lender's title insurance policy approved for use in the applicable jurisdiction (the "Title Policy") (or, if such policy is yet to be issued, by a pro forma policy, a preliminary title policy with escrow instructions or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such
Mortgaged Property, subject only to any Permitted Encumbrances. Such Title
Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the
Mortgage Loan Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. Neither the Mortgage Loan Seller, nor to the Mortgage Loan Seller's knowledge, any other holder of the Mortgage Loan has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee (including endorsement and delivery of the related Mortgage Note to the Purchaser and recording of the related
Assignment of Mortgage in favor of Purchaser in the applicable real estate records), such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer. Such Title Policy contains no exclusion for, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative

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insurance is not available), the following: (a) access to a public road; and (b)
that if a survey was reviewed or prepared in connection with the origination of the related Mortgage Loan, the area shown on such survey is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Loan Documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the exceptions set forth in Paragraph 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located).

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage
Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b)
no fees or expenses are payable to such trustee by the Mortgage Loan Seller, the
Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Borrower or such customary fee, as may be payable, in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. Except in the case of the Mortgage
Loans identified on Schedule C to this Agreement as Property Condition or
Engineering Report Loans, where the environmental assessment with respect to lead based paint, asbestos containing materials, and radon gas was included in the Property Condition or Engineering Report, with respect to each Mortgaged
Property (a) an environmental site assessment or an environmental site assessment update (each, an "Environmental Assessment") was performed by an independent third party environmental consultant with respect to each Mortgaged
Property securing a Mortgage Loan in connection with the origination of such
Mortgage Loan, (b) a report of each such Environmental Assessment or, in the case of a Property Condition or Engineering Report Loan, the applicable Property
Condition or Engineering Report, if any (each, an "Environmental Report"), is dated no earlier than twelve (12) months prior to the Closing Date and has been delivered to the Purchaser, and (c) either (i) no such Environmental Report, if any, provides that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such
Environmental Report does reveal any such material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property and the same has

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not been subsequently remediated in all material respects, then one or more of the following are true: (A) a party or parties not related to the related
Borrower was identified as a responsible party for such condition or circumstance, (B) the related Borrower was required to provide additional security in an amount reasonably estimated by the Mortgage Loan Seller to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Borrower provided a "no further action" letter or other evidence acceptable to the Mortgage Loan Seller in its reasonable business judgment, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such condition or circumstance, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated by the Mortgage Loan Seller to be sufficient for purposes of effecting such remediation, (G) the related Borrower or other responsible party is currently taking such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or recommended by the environmental site assessment, (H) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (I) a responsible party provided a guaranty or indemnity to the related Borrower and/or the mortgagee to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had, in the
Mortgage Loan Seller's sole discretion, an appropriate net worth, or the financial ability to pay or perform all of its obligations under such guaranty or indemnity, in light of such material violation of applicable environmental laws with respect to such known circumstances or conditions relating to the related Mortgaged Property. To the Mortgage Loan Seller's knowledge, there are no significant or material circumstances or conditions with respect to such
Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Borrower questionnaire delivered to Mortgage Loan Seller in connection with the issuance of any related environmental insurance policy, if applicable, that render such Mortgaged Property in material violation of any applicable environmental laws. For the Mortgaged Properties identified on
Schedule C (Representation 12) to this Agreement, the Mortgage Loan Seller required the related Borrower to deliver, or the Mortgage Loan Seller itself obtained, a secured creditor impaired property insurance policy naming the
Mortgage Loan Seller and its successors and/or assigns as a loss payee (a
"Secured Creditor Policy") or a pollution legal liability policy naming the
Mortgage Loan Seller and its successors and/or assigns as an additional insured
(a "PLL Policy"; a Secured Creditor Policy or a PLL Policy, an "Environmental
Policy") (provided that a Mortgaged Property will not be identified on Schedule
C (Representation 12) to this Agreement unless the applicable Environmental
Policy was obtained to specifically address an environmental concern or in lieu of obtaining a Phase I environmental assessment or conducting additional environmental testing); such Environmental Policy has been issued by an

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insurer with a claims paying ability rating or a financial strength rating, as applicable, of no less than "AA" by each of S&P and Fitch; such Environmental
Policy is in full force and effect and all premiums required to be paid in connection with the issuance of such Environmental Policy have been so paid; and
either such Environmental Policy, by its terms, inures to the benefit of the holder of the related Mortgage Loan or, subject to the Seller's compliance with this Agreement, such Environmental Policy will be assigned to the Trustee within a reasonable period of time following the Closing Date. All Environmental
Reports that were in the possession of the Mortgage Loan Seller and that relate to a Mortgaged Property identified on Schedule C (Representation 12) to this
Agreement have been delivered to or disclosed to the environmental insurance carrier issuing the related Environmental Policy prior to the issuance of such
Environmental Policy. Each Environmental Policy covering a Mortgaged Property identified on Schedule C (Representation 12) to this Agreement that constitutes a Secured Creditor Policy is in an amount either (1) at least equal to 125% of the outstanding principal balance of the related Mortgage Loan or (2) equal to the lesser of cleanup costs and the outstanding principal balance of the related
Mortgage Loan and, in either case, such policy has a term ending no sooner than the date which is five years after the Stated Maturity Date (or, in the case of an ARD Loan, the Anticipated Repayment Date) of the Mortgage Loan to which it relates and either (x) does not provide for a deductible or (y) provides for a deductible and the amount of that deductible is held in escrow. Each
Environmental Policy covering a Mortgaged Property identified on Schedule C
(Representation 12) to this Agreement that constitutes a PLL Policy (1) has a term that is co-terminous with the Stated Maturity Date (or, in the case of an
ARD Loan, the Anticipated Repayment Date) of the related Mortgage Loan, (2)
provides for a deductible in an amount reasonably acceptable to the Mortgage
Loan Seller and (3) is in an amount reasonably acceptable to the Mortgage Loan
Seller. The Mortgage for each Mortgage Loan encumbering the related Mortgaged
Property or other related loan documents require the related Borrower to comply with all applicable federal, state and local environmental laws and regulations.

            13. Loan Document Status. Each Mortgage Note, Mortgage and other agreement executed by or on behalf of the related Borrower with respect to each
Mortgage Loan is the legal, valid and binding obligation of the maker thereof
(subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. Except as set forth in the immediately preceding sentence, there was no valid offset, defense, counter claim or right of rescission available to the related Borrower with respect to any of the related Mortgage Notes, Mortgages or other loan documents, including, without limitation, any

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such valid offset, defense, counter claim or right based on intentional fraud by
Mortgage Loan Seller in connection with the origination of the Mortgage Loan, that would deny the mortgagee the principal benefits intended to be provided by the Mortgage Note, Mortgage or other loan documents.

            14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each
Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and
100% of the replacement cost of the improvements located on the related
Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged
Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months
(18 months for Mortgage Loans above $35 million) (or a specified dollar amount which, in the reasonable judgment of the Mortgage Loan Seller, will cover no less than twelve (12) months (18 months for Mortgage Loans above $35 million) of rental income). Set forth on Schedule C (Representation 14) to this Agreement is a list of those Mortgaged Properties as to which a tenant having a net worth of at least $50,000,000 or an investment grade rating provided self-insurance, as contemplated by the second preceding sentence, as of the date of origination of the subject Mortgage Loan. All such hazard insurance policies described above contain a standard mortgagee clause for the benefit of the holder of the related
Mortgage, its successors and assigns, as mortgagee as an additional insured in the case of liability insurance policies or as a loss payee in the case of property insurance policies, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender, the
Mortgage for each Mortgage Loan provides that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related
Mortgage may entitle the related Borrower to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Borrower holds a leasehold interest in the related Mortgaged
Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in Paragraph 18 below). Each Mortgage requires that the Borrower or a tenant of the Borrower maintain insurance as described above or permits the mortgagee to require insurance or self-insurance as described above, and permits the mortgagee to purchase such insurance at the
Borrower's expense if Borrower fails to do so or provides that the mortgagee has the general right to cure defaults of the Borrower. Each Mortgaged Property is also covered by comprehensive general liability insurance in an amount at least equal to $1 million. If any material part of the improvements, exclusive of a parking lot, located on a Mortgaged

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                                                                             WFB

Property is in an area identified in the Federal Register by the Federal
Emergency Management Agency as having special flood hazards, the related
Borrower is required to maintain flood insurance in respect thereof to the extent such flood insurance is available.

            15. Taxes and Assessments. To the Mortgage Loan Seller's knowledge, there are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage, or if there are such delinquent charges or taxes, or if the appropriate amount of such taxes or charges is being appealed or is otherwise in dispute, the unpaid taxes or charges are covered by an escrow of funds or other security sufficient to pay such tax or charge. For purposes of this representation and warranty, real property taxes and assessments shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Borrower Bankruptcy. To the Mortgage Loan Seller's knowledge, no
Borrower under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding. To the Mortgage Loan Seller's knowledge, as of the origination of the Mortgage Loan, none of (x) the nonrecourse carveout guarantors or nonrecourse carveout indemnitors under the Mortgage Loan, (y) any tenant with respect to more than 75% of the net rentable area at the related
Mortgaged Property that is an Affiliate of the Borrower or (z) the sole tenant at the Mortgaged Property (in the case of this clause (z), if substantially all of the Mortgaged Property is leased to a single tenant and the tenant was the owner of the Mortgaged Property immediately prior to the origination of the
Mortgage Loan) was a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Mortgage Loan Seller's knowledge, based upon any of a letter from governmental authorities, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject
Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Borrower at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect (i) the value of the related
Mortgaged Property as determined by the appraisal performed in connection with the origination of such Mortgage Loan; or (ii) the principal use of the
Mortgaged Property as of the date of the origination of such Mortgage Loan). As of the date of origination, with respect to each legal non-conforming use or structure, the originator determined (based on either (x) any of a review of the applicable zoning law, a letter from a governmental authority, a legal opinion, an architect's letter, a zoning consultant's report, an endorsement to the related title policy or a combination of the foregoing or (y) due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located) that if a casualty occurred at that time, the Mortgaged Property could

                                        9

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have been restored or repaired to such an extent that the use or structure of the restored or repaired property would be substantially the same use or structure, or law and ordinance insurance has been obtained, or a holdback has been established and the Borrower is required to take steps necessary to cause the Mortgaged Property to become a conforming use or structure.

            18. Leasehold Estate Only. If any Mortgage Loan is secured by the interest of a Borrower as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (a)   Such Ground Lease or a memorandum thereof has been submitted for recording; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File;

            (b)   The related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee
            Interest and Permitted Encumbrances;

            (c)   The Borrower's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it either has been obtained or cannot be unreasonably withheld; provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid). If required by such Ground Lease, the lessor has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (d)   The related ground lessor has agreed to provide the holder of the Mortgage Loan notice and the holder of such Mortgage Loan is permitted a reasonable time to cure any default or breach by the lessee thereunder, including such time as is necessary to gain possession of the Mortgaged Property, by foreclosure or otherwise, if possession is necessary to effect such cure, before the lessor thereunder may terminate such Ground Lease;

            (e)   In connection with the origination of such Mortgage Loan, the related ground lessor provided an estoppel to the originator confirming that the related Borrower was not then in default under such Ground Lease; such Ground Lease provides that no notice of termination given

                                       10

                                                                             WFB

            under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to the mortgagee; the Mortgage Loan Seller has not received any written notice of default under or termination of such Ground Lease; to the
            Mortgage Loan Seller's knowledge, there is no material default under such Ground Lease and no condition that, but for the passage of time or giving of notice, would result in a material default under the terms of such Ground Lease; and, to the Mortgage Loan Seller's knowledge, such Ground Lease is in full force and effect as of the
            Closing Date;

            (f)   Such Ground Lease has an original term (or an original term plus one or more optional renewal terms, which, under all
            circumstances, may be exercised, and will be enforceable, by the mortgagee if it takes possession of such leasehold interest) that extends not less than 20 years beyond the stated maturity of the related Mortgage Loan, or 10 years if such Mortgage Loan fully or substantially amortizes by the stated maturity;

            (g)   Such Ground Lease requires the lessor to enter into a new
            lease with a mortgagee upon termination of such Ground Lease as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Borrower, unless the mortgagee under such Mortgage Loan fails to cure a curable default of the lessee under such Ground Lease following notice thereof from the lessor;

            (h)   Under the terms of such Ground Lease and the related Mortgage, taken together, any related casualty insurance proceeds with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender)
            or (ii) to the payment of the outstanding principal balance of the
            Mortgage Loan together with any accrued interest thereon;

            (i)   Such Ground Lease does not impose any restrictions on
            subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender on a similar mortgaged property in the lending area where the Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

            (j)   Such Ground Lease may not be amended or modified or any such amendment or modification will not be effective against the mortgagee without the prior written consent of the mortgagee under such Mortgage Loan, and any such action without such consent is not binding on such mortgagee, its successors or assigns, provided that such mortgagee has

                                       11

                                                                             WFB

            provided the ground lessor with notice of its lien in accordance with the terms of such Ground Lease.

            19. Qualified Mortgage. Such Mortgage Loan is a "qualified mortgage"
within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(f)(2)).

            20. Advancement of Funds. In the case of each Mortgage Loan, neither the Mortgage Loan Seller nor, to the Mortgage Loan Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than amounts paid by the tenant as specifically provided under a related lease), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage
Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest.
No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related
Mortgaged Property or the related Borrower, provides for any contingent or additional interest in the form of participation in the cash flow of the related
Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related
Monthly Payment.

            22. Legal Proceedings. To the Mortgage Loan Seller's knowledge, there are no pending actions, suits, governmental investigations or proceedings by or before any court or governmental authority against or affecting the
Borrower under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Borrower or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property, the principal benefit of the security intended to be provided by the Mortgage Loan Documents, the current ability of the Mortgaged Property to generate net cash flow sufficient to service such Mortgage Loan, or the current principal use of the Mortgaged
Property.

            23. Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or other underwriting criteria specified therein. To the Mortgage Loan Seller's knowledge, except for cases involving Cross-Collateralized Mortgage Loans, none of the Mortgaged Properties securing the

                                       12

                                                                             WFB

Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. Each of the related Mortgage
Loan Documents requires the Borrower to pay all reasonable costs and expenses related to obtaining consent to an encumbrance.

            24. No Mechanics' Liens. As of the date of origination and, to the
Mortgage Loan Seller's knowledge, as of the Closing Date, each Mortgaged
Property securing a Mortgage Loan (exclusive of any related personal property)
is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance; and, to the Mortgage Loan Seller's knowledge, no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. Licenses and Permits. To the Mortgage Loan Seller's knowledge, as of the date of origination of each Mortgage Loan, and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related borrower at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued, and, as of the Cut-Off Date, the Mortgage Loan Seller has no written notice that the related Borrower was not in possession of such licenses, permits and franchises or that such licenses, permits and franchises have not otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage
requires the mortgagee to release all or any material portion of the related
Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of
U.S. "government securities" within the meaning of Treasury Regulations Section
1.860G-2(a)(8)(i) in connection with a defeasance of the related Mortgage Loan;
provided that the Mortgage Loans that are Cross-Collateralized Mortgage Loans and the other individual Mortgage Loans secured by multiple parcels may require the respective mortgagee(s) to grant releases of portions of the related
Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements, (ii)
the payment of a release price and, if so provided in the related Mortgage Loan
Documents, prepayment consideration in connection therewith or (iii) the

                                       13

                                                                             WFB

substitution of real property collateral; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Mortgage Loan Seller did not give any material value in underwriting the Mortgage Loan. With respect to any full or partial release or substitution of collateral, as contemplated by the provisos to the immediately preceding sentence, either: (a) such release or substitution of collateral (i) would not constitute a "significant modification" of the subject
Mortgage Loan within the meaning of Treasury Regulations Section 1.860G-2(b)(2)
and (ii) would not cause the subject Mortgage Loan to fail to be a "qualified mortgage" within the meaning of Section 860G(a)(3)(A) of the Code; or (b) the mortgagee or servicer can, in accordance with the related Mortgage Loan
Documents, condition such release or substitution of collateral on the related
Borrower's delivery of an opinion of tax counsel to the effect specified in the immediately preceding clause (a).

            29. Defeasance. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan either (A) (1) permits defeasance no earlier than two years after the Closing Date, (2) permits defeasance only with substitute collateral constituting "government securities"
within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i), in an
amount sufficient to make all scheduled payments under the Mortgage Note and (3)
has been transferred by the Mortgage Loan Seller with the intent that the defeasance provision not be utilized (x) for any reason other than to facilitate the disposition of the Mortgaged Property or any other customary commercial transaction or (y) as a part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages or (B) requires that a legal opinion or opinions be delivered with respect to the defeasance that states subject to customary assumptions and qualifications that the holder of the such
Mortgage Loan has a first priority perfected security interest in the defeasance collateral and that the defeasance will not cause the Trust to fail to qualify as a REMIC as defined in the REMIC Provisions (the "Legal Opinion"). The related
Mortgage Loan Documents enable the lender to charge the Borrower for the expenses associated with permitting a defeasance and provide for the following items (or otherwise contain provisions pursuant to which the holder can require such items): (a) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (b) the Legal Opinion, and (c) a letter or other written evidence from the Rating Agencies to the effect that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates.

            30. Fixed Rate Loan. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            31. Inspection. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12 month period prior to the related origination date.

            32. No Material Default. To the Mortgage Loan Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the

                                       14

                                                                             WFB

Mortgage Note or Mortgage for any Mortgage Loan and no event has occurred which, with the passing of time or giving of notice and the expiration of any grace or cure period, would constitute such a material default or breach; provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that specifically pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Mortgage Loan Seller in this Exhibit C. Neither the
Mortgage Loan Seller nor any servicer on behalf of the Mortgage Loan Seller has accelerated the Mortgage Loan or commenced judicial or non-judicial foreclosure proceedings with respect to the Mortgage Loan.

            33. Due-on-Sale. Except for transfers to specific parties that are identified and pre-approved in the Mortgage Loan Documents and except with respect to certain transfers by reason of family and estate planning and/or a substitution or release of collateral within the parameters of Paragraph 28 above, each Mortgage contains a "due on sale" clause which expressly or effectively provides for the acceleration of the payment of the unpaid principal balance and accrued interest of the related Mortgage Loan if, without the prior written consent of the holder of such Mortgage and/or the satisfaction of specified criteria set forth in the related Mortgage Loan Documents, the property subject to the Mortgage or any material portion thereof, or any controlling interest in the Borrower (except for a transfer of a controlling interest in the Borrower to a Person where one or more individuals specified in the Mortgage (i) own and control at least 50% of the same type of ownership interests in such Person and the Mortgaged Property as such individuals held in the original Borrower and the Mortgaged Property and (ii) such individuals continue to control the management of such Person and the Mortgaged Property), is directly or indirectly transferred or sold; provided, however, that certain
Mortgage Loans provide a mechanism for the assumption of the loan by a third party upon the Borrower's satisfaction of certain conditions precedent, and upon payment of a transfer fee, if any, or transfer of interests in the Borrower or constituent entities of the Borrower to a third party or parties related to the
Borrower upon the Borrower's satisfaction of certain conditions precedent.

            34. Single Purpose Entity. The Borrower on each Mortgage Loan with a
Cut-off Date Principal Balance of $10,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a
"Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the
Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Mortgaged Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Mortgaged Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan Documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with

                                       15

                                                                             WFB

affiliates except on an arm's-length basis.

            35. Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest in a mortgage loan.

            36. Security Interests in Hospitality Properties. If any Mortgaged
Property securing a Mortgage Loan is operated as a hospitality property then (a)
the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid and enforceable (subject to the exceptions set forth in Paragraph
13 above) first priority security interest in all items of personal property owned by the related Borrower which are material to the conduct in the ordinary course of the Borrower's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more Uniform Commercial Code financing statements covering such personal property have been filed or recorded (or have been sent for filing or recording)
wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a Uniform Commercial Code financing statement under applicable law).
The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the
Mortgage Loan Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and binding assignment thereof from the relevant assignor to the
Trustee.

            37. Prepayment Premiums. Prepayment Premiums payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            38. [RESERVED]

            39. [RESERVED]

            40. Recourse. The related Mortgage Loan Documents contain provisions providing for recourse against the related Borrower, a principal of such
Borrower or an entity controlled by a principal of such Borrower, or a natural person, for damages sustained in connection with the Borrower's fraud or willful misrepresentation, failure to deliver insurance or condemnation proceeds or awards or security deposits to lender or to apply such sums as required under the Mortgage Loan Documents, failure to apply rents and other income during a default or after acceleration to either amounts owing under the loan or normal and necessary operating expenses of the property or commission of material physical waste at the Mortgaged Property. The related Mortgage Loan documents contain provisions pursuant to which the related Borrower, a principal of such
Borrower or an entity controlled by a principal of such Borrower, or a natural person, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental covenants.

            41. Assignment of Collateral. There is no material collateral securing any

                                       16

                                                                             WFB

Mortgage Loan that has not been assigned to the Purchaser.

            42. Fee Simple or Leasehold Interests. The interest of the related
Borrower in the Mortgaged Property securing each Mortgage Loan includes a fee simple and/or leasehold estate or interest in real property and the improvements thereon.

            43. Escrows. All escrow deposits (including capital improvements, environmental remediation reserves and other reserve deposits, if any) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan Documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Mortgage Loan Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits which are required for the administration and servicing of such Mortgage Loan are conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any material improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the Closing Date, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            44. Operating Statements. In the case of each Mortgage Loan, the related Mortgage Loan Documents require the related Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and rent rolls not less frequently than quarterly and annually and financial statements of the Borrower not less frequently than annually (except if the Mortgage Loan has an outstanding principal balance of less than or equal to $4,000,000 as of the Cut-off Date or the related Mortgaged
Property has only one tenant, in either of which cases the Mortgage Loan
Documents require the Borrower, in some cases at the request of the lender, to provide to the holder of such Mortgage Loan operating statements and (if there is more than one tenant) rent rolls and/or financial statements of the Borrower annually), and such other information as may be required therein.

            45. Appraisals. An appraisal of the related Mortgaged Property was conducted in connection with the origination of the Mortgage Loan, which appraisal is signed by an appraiser, who, to the Mortgage Loan Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Borrower or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; in connection with the origination of the Mortgage Loan, each appraiser has represented in such appraisal or in a supplemental letter that the appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation.

            46. No Capital Contributions. The Mortgage Loan Seller has no
obligation to make any capital contributions to the related Borrower under the
Mortgage Loan.

                                       17

                                                                             WFB

            47. Grace Periods. The related Mortgage or Mortgage Note provides a grace period for Monthly Payments no longer than ten (10) days from the applicable Due Date.

            48. Access Routes. Based solely on surveys, title insurance reports, the Title Policy, the engineering report, the appraisal and/or other relevant documents included in the Mortgage File, at the time of origination of the
Mortgage Loan, the Mortgaged Property had access to a public road.

            49. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, in which case the Mortgage Loan requires the Borrower to escrow an amount sufficient to pay taxes for the existing tax parcel of which the Mortgaged
Property is a part.

            50. Loan Servicing. The servicing practices used with respect to each Mortgage Loan have been in all material respects legal, proper, and prudent.

            51. Terrorism Insurance. With respect to each Mortgage Loan that has a Stated Principal Balance as of the Cut-off Date that is greater than or equal to $20,000,000, the related all risk insurance policy and business interruption policy do not specifically exclude acts of terrorism from coverage. To the
Mortgage Loan Seller's knowledge, as of the date of origination of the Mortgage
Loan the related all risk insurance policy and business interruption policy did not, and as of the date hereof the related all risk insurance policy and business interruption policy does not, specifically exclude acts of terrorism from coverage. The knowledge of the Mortgage Loan Seller referred to in the preceding sentence is based on the procedures described on Schedule C hereto.
With respect to each of the Mortgage Loans, the related Mortgage Loan Documents do not expressly waive or prohibit the mortgagee from requiring coverage for acts of terrorism or damages related thereto, except to the extent that any right to require such coverage may be limited by commercially reasonable availability, or as otherwise indicated on Schedule C.

                                       18

                                   SCHEDULE C

           EXCEPTIONS TO MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

                                    Sch. C-1

                                                                           FINAL

                                   SCHEDULE c

                    (BSCMSI 2006-PWR 13/WELLS FARGO POOL 48)

                                WELLS FARGO LOANS

                  EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES

1.    Mortgage Loan Schedule.

2.    Ownership of Mortgage Loans.

            o     Nohl Plaza Orange County (610904443) ($9,000,000):
                  Non-cashiering sub-servicing rights retained by third party
                  (Johnson Capital Group Inc.)

            o     Savannah Apartments (610904494) ($6,050,000): Non-cashiering sub-servicing rights retained by third party (Live Oak
                  Capital, Ltd.)

            o     Newport Federal - Hualalai Center (620904354) ($3,925,000):
                  Non-cashiering sub-servicing rights retained by third party
                  (Alison Company)

            o     43 Corporate Park (620904269) ($3,500,000): Non-cashiering sub-servicing rights retained by third party (Alison Company)

            o     Newport Federal - 881 Dover Drive (620904310) ($3,150,000):
                  Non-cashiering sub-servicing rights retained by third party
                  (Alison Company)

            o     Furniture Room Littleton (620903959) ($3,100,000):
                  Non-cashiering sub-servicing rights retained by third party
                  (DePaul Real Estate Investment)

            o     Arizona 1 Industrial (620904071) ($2,770,000): Non-cashiering sub-servicing rights retained by third party (Sunrise Mortgage
                  & Investment)

            o     SecurCare Self Storage (620904182) ($1,200,000):
                  Non-cashiering sub-servicing rights retained by third party
                  (NorthMarq Capital, Inc.)

3.    Payment Record.

4.    Lien; Valid Assignment.

            o     RLJ Hotel Portfolio (510904353) ($ 75,044,000): (i) Loan in
                  original principal amount of $504,548,870 split into various pari passu companion notes; Wells Fargo is contributing A-4A and A4B Notes into BSCMSI 2006-PWR 13 (A-1 Note previously securitized in WCMSI 2006-C27 Trust Fund); The loan is
                  serviced pursuant to Pooling and Servicing Agreement for WCMSI
                  2006-C27 Trust Fund; (ii) The related Assignment of Mortgage or Deed of Trust (as applicable) is not executed and delivered in favor of the trustee, but rather is executed and delivered in favor of Wells Fargo Bank, N.A, as trustee under the
                  Pooling and Servicing Agreement for Wachovia Commercial
                  Mortgage Securities I Trust 2006-C27; and (iii) with respect to certain properties for which the related franchisor is
                  Marriott International, Inc., the franchisor has Right of
                  First Refusal to purchase mortgaged property in the event of transfer to competitors; ROFR is not extinguished by
                  foreclosure; Foreclosure or deed-in-lieu does not trigger
                  ROFR, however

            o     RLJ - Courtyard-San Antonio Airport (510904352) ($9,956,000):
                  Franchisor (Marriott, International, Inc.) has Right of First
                  Refusal to purchase mortgaged property in the event of
                  transfer to competitors; ROFR is not extinguished by
                  foreclosure

            o     UTEX (4 Properties) (310903863) ($9,000,000): For Industrial
                  Court property (allocated loan amount of $1,200,000), Tenant
                  (UTEX Industries, Inc.) has (i) purchase option if, following total casualty or total condemnation, as applicable, it
                  intends to abandon the property; Purchase option is not
                  extinguished by foreclosure; and (ii) Right of First Refusal
                  (ROFR) for such property; ROFR is not extinguished by
                  foreclosure; Foreclosure or deed-in-lieu does not trigger
                  ROFR, however

            o     Fairfield Inn & Suites, (Mount Laurel, NJ) (310903753)
                  ($7,400,000): Franchisor (Marriott, International, Inc.) has
                  Right of First Refusal (ROFR) to purchase mortgaged property in the event of transfer to competitors; ROFR is not
                  extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however

            o     White River Mountain Apartments (310904299) ($6,400,000):
                  Project was constructed under Low Income Housing Tax Credit
                  Program, which imposes leasing restrictions that will expire in 2009; Non-recourse carve-out obtained for failure to
                  maintain project as "qualified low income housing project"

            o     Valley Heights Independent Living (310904300) ($6,200,000):
                  Tenant (Valley Heights, Inc.) has right of first offer (ROFO)
                  to purchase entirety of property; ROFO is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger
                  ROFO, however

            o     Publix Jacksonville (310904372) ($5,750,000): Tenant (Publix)
                  has right of first refusal (ROFR) to purchase entirety of
                  property; ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however

            o     Publix Orange Park (310904373) ($5,650,000): Tenant (Publix)
                  has right of first refusal (ROFR) to purchase entirety of
                  property; ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however

            o     Rite-Aid Los Angeles (410904236) ($3,950,000): Tenant
                  (Rite-Aid) has Right of First Refusal (ROFR) affecting
                  entirety of mortgaged property in the event of termination events, casualty or condemnation; Foreclosure or deed-in-lieu does not trigger ROFR, however

            o     Commerce Bank (410904466) ($3,875,000): Tenant (Commerce Bank)
                  has right of first offer (ROFO) to purchase entirety of
                  property; ROFO is not extinguished by foreclosure; Purchase option can only be exercised in connection with loan
                  assumption during defeasance lockout period; Foreclosure or deed-in-lieu does not trigger ROFO, however

            o     43 Corporate Park (620904269) ($3,500,000): Per LDR, Developer
                  (Irvine Company) has Right of First Refusal (ROFR) affecting the entirety of mortgaged property; ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger
                  ROFR, however

            o     Furniture Room Littleton (620903959) ($3,100,000): Right of
                  First Refusal (ROFR) affecting the entirety of mortgaged
                  property; ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger ROFR, however

            o     Rite-Aid San Diego (410904237) ($3,050,000): Tenant (Rite-Aid)
                  has Right of First Refusal (ROFR) affecting entirety of
                  mortgaged property in the event of termination events,
                  casualty or condemnation; Foreclosure or deed-in-lieu does not trigger ROFR, however

            o     Pomona Valley Hospital Medical Center (410904438)
                  ($2,925,000): Right of First Refusal (ROFR) affecting the
                  entirety of mortgaged property; ROFR is not extinguished by foreclosure; Foreclosure or deed-in-lieu does not trigger
                  ROFR, however

            o     Walgreen's Rochester Retail (410904418) ($2,750,000): (i)
                  Right of First Refusal (ROFR) affecting entirety of mortgaged property; ROFR is not extinguished by foreclosure;

                                        2

                  Foreclosure or deed-in-lieu does not trigger ROFR, however;
                  and (ii) Mortgaged property is subject to condominium
                  declaration; Borrower has approximately 26% ownership and
                  voting rights interest in association; Each owner is
                  responsible for maintenance of its respective building;
                  Condominium association's duties are limited to non-building related maintenance

            o     Rite Aid - Farmington (410904594) ($1,450,800): Tenant
                  (Rite-Aide) has Right of First Offer (ROFO) to purchase
                  entirety of property; ROFO is not extinguished by foreclosure;
                  Foreclosure or deed-in-lieu does not trigger ROFR, however

5.    Assignment of Leases and Rents.

            o     RLJ Hotel Portfolio (510904353) ($ 75,044,000): Loan in
                  original principal amount of $504,548,870 split into various pari passu companion notes; Wells Fargo is contributing A-4A and A4B Notes into BSCMSI 2006-PWR 13 (A-1 Note previously securitized in WCMSI 2006-C27 Trust Fund); The loan is
                  serviced pursuant to Pooling and Servicing Agreement for WCMSI
                  2006-C27 Trust Fund; The related Assignment of Leases and
                  Rents is not executed and delivered in favor of the trustee, but rather is executed and delivered in favor of Wells Fargo
                  Bank, N.A, as trustee under the Pooling and Servicing
                  Agreement for Wachovia Commercial Mortgage Securities I Trust
                  2006-C27

6.    Mortgage Status; Waivers and Modifications

7.    Condition of Property; Condemnation.

8.    Title Insurance

            o     RLJ Hotel Portfolio (510904353) ($ 75,044,000): Loan in
                  original principal amount of $504,548,870 split into various pari passu companion notes; Wells Fargo is contributing A-4A and A-4B Notes into BSCMSI 2006-PWR 13 (A-1 Note previously securitized in WCMSI 2006-C27 Trust Fund); The loan is
                  serviced pursuant to Pooling and Servicing Agreement for WCMSI
                  2006-C27 Trust Fund; The Mortgage Loan Seller has not done, by act or omission, anything that would materially impair the coverage under the title policy, but no representation can be made with respect to the acts or omissions of the holder of the mortgage (currently Wells Fargo Bank, N.A., as trustee under the Pooling and Servicing Agreement for Wachovia
                  Commercial Mortgage Securities I Trust 2006-C27)

9.    No Holdbacks.

10.   Mortgage Provisions.

11.   Trustee under Deed of Trust.

12.   Environmental Conditions.

            o     Inverness Shopping Plaza (310903162) ($8,960,000): Phase I
                  dated 08.12.2005 (older than 12 months at pool closing)

      Schedule A Loans (In lieu of Phase I, property was included in lender's group secured creditor impaired policy, except as otherwise indicated
      regarding inclusion in individual environmental loan policy)

      o     Seven Star Mobile Home Park (410904232) ($4,000,000)

      o     Food-4-Less - Rialto, CA (410903477) ($4,000,000)

      o     Schwab/Barth - Rite-Aid Los Angeles (410904236) ($3,950,000)

                                        3

      o     Newport Federal - Hualalai Center (620904354) ($3,925,000)

      o     Rice & Maryland Center (410904362) ($3,600,000)

      o     Parker Place Office Building (410904397) ($3,600,000)

      o     3494 East Sunset Road Industrial (410904249) ($3,550,000)

      o     43 Corporate Park (620904269) ($3,500,000)

      o     Radisson Professional Building (410904475) ($3,210,000)

      o     Newport Federal - 881 Dover Drive (620904310) ($3,150,000)

      o     Furniture Room Littleton (620903959) ($3,100,000)

      o     Schwab/Barth - Rite-Aid San Diego (410904237) ($3,050,000)

      o     Emerald Vista Apartments I (410904446) ($3,000,000)

      o     Kenosha Retail Center (410904395) ($3,000,000)

      o     The Shoppes at the Grove (410904524) ($2,925,000)

      o     Pomona Valley Hospital Medical Center (410904438) ($2,925,000)

      o     Tractor Supply - Waldorf, MD (410904501) ($2,908,000)

      o     Pleasant Ridge (410904588) ($2,800,000)

      o     Walgreen's Rochester Retail (410904418) ($2,750,000)

      o     Dairy Ashford Center (410904514) ($2,500,000)

      o     Centennial Ridge (410904367) ($2,411,000)

      o     1460 Westwood Boulevard Office Building (410904292) ($2,300,000)

      o     Biscayne Apartments (410904400) ($2,167,500)

      o     51 Federal Street (410904246) ($2,100,000)

      o     West Bend Plaza (410904312) ($2,000,000)

      o     Plaza Center (410904218) ($1,800,000)

      o     Country Club Shops (410903933) ($1,740,000)

      o     TnT Mini Storage, Kelseyville (410904391) ($1,600,000)

      o     Fed Ex - Maple Grove (410901480) ($1,500,000)

      o     Castle Rock Storage Haus (410904172) ($1,500,000)

                                        4

      o     State 50 Shopping Center (410904077) ($1,485,000)

      o     M&H Properties, LLC (410904188) ($1,480,000)

      o     Hollywood Video - Tucson (410904179) ($1,465,000)

      o     Rite Aid - Farmington (410904594) ($1,450,800)

      o     Pacific Dental Services - Las Vegas (410904323) ($1,350,000)

      o     Merrydale Apartments (410904410) ($1,350,000)

      o     SecurCare Self Storage (620904182) ($1,200,000)

      o     Nevada Federal Credit Union (410904351) ($1,100,000)

      o     Main Street Retail (410904435) ($1,036,000)

      o     Valencia Flex Industrial (410903951) ($1,025,000)

      Schedule C Information: All loans to be listed on Schedule A above are likewise included on Schedule C as being the subject of a Secured Creditor
      Impaired Property Policy. The Policy Issuer is Steadfast Insurance
      Company, an affiliate of Zurich North America; Zurich North America has an
      S & P credit rating of "A+"

13.   Loan Document Status.

14.   Insurance.

            o     Walgreen's Rochester Retail (410904418) ($2,750,000):
                  Borrower's obligation to provide required rent loss coverage, among other things, is suspended if tenant (Walgreen's)
                  satisfies self-insurance criteria specified in its lease;
                  Walgreen's is not required to provide rent loss coverage
                  pursuant to its lease, but the lease does require that
                  Walgreen's restore the premises following casualty without any rent abatement

      Schedule C Information:

            o     Walgreen's Rochester Retail (410904418) ($2,750,000):
                  Borrower's obligation to provide required casualty, rent loss and liability coverages suspended if Tenant (Walgreen's)
                  satisfies self-insurance criteria specified in its lease;
                  Walgreen's is rated "A+" by S & P and "Aa3" by Moody's

15.   Taxes and Assessments.

16.   Borrower Bankruptcy.

17.   Local Law Compliance.

18.   Leasehold Estate Only.

            o     DRA-Capital Center II & III (310904532) ($67,700,000): Part
                  Fee; Part Leasehold; Fee Not Subordinated; Latest lease
                  expiration date is 12.31.2017; Loan maturity is 08.01.2011;
                  Leasehold parcel consists of parking lot containing 454
                  parking spaces (mortgaged property contains 2258 parking
                  spaces on the fee parcels), and was not assigned separate
                  underwriting value; Parking provided by fee parcels is
                  sufficient for zoning compliance; Certain existing tenant
                  leases require that some portion of the leasehold parking area be

                                        5

                  provided for tenant use; Borrower or successors has option to purchase leasehold area, as follows: $1,000,000 if exercised prior to 12.31.2007; and $1,300,000 if exercised prior to
                  12.31.2012; Stated net worth of sponsor (DRA G& I Fund IV Real
                  Estate Investment Trust) is $244 million; Variations: (i)
                  Ground lease term expires less than 20 years after loan
                  maturity; (ii) Leasehold mortgagee does not have express right to receive notice of ground lessee defaults and an opportunity to cure; (iii) Amendments to the ground lease do not require leasehold mortgagee's consent; (iv) Leasehold mortgagee has no express right to control the disbursement of insurance or
                  condemnation proceeds; and (v) Leasehold mortgagee is not
                  entitled to new lease upon rejection of lease in bankruptcy;
                  Leasehold mortgagee is entitled to foreclose and any successor through foreclosure or deed-in-lieu will be deemed the tenant under the ground lease and succeed to borrower's purchase
                  option of the leasehold property as provided in the lease;
                  Also, non-recourse carve-out obtained from sponsor for any losses incurred due to termination or modification of the
                  ground lease

19.   Qualified Mortgage.

20.   Advancement of Funds.

21.   No Equity Interest, Equity Participation or Contingent Interest.

22.   Legal Proceedings.

            o     San Ramon Plaza (410903335) ($3,000,000): Largest tenant
                  (Kinko's) has outstanding claim regarding CAM charges arising from property management during predecessor's ownership;
                  Amount in controversy is approximately $140,000; Indemnity provided by seller of property respecting related losses;
                  Indemnitor's stated net worth is approximately $80 million, with liquidity of approximately $3.6 million; Indemnity is transferable to the BSCMSI 2006-PWR 13 trustee

23.   Other Mortgage Liens.

            o     RLJ Hotel Portfolio (510904353) ($ 75,044,000): Loan in
                  original principal amount of $504,548,870 split into various pari passu companion notes; Wells Fargo is contributing A-4A and A-4B Notes into BSCMSI 2006-PWR 13 (A-1 Note previously securitized in WCMSI 2006-C27 Trust Fund); The loan is
                  serviced pursuant to Pooling and Servicing Agreement for WCMSI
                  2006-C27 Trust Fund

            o     Savannah Apartments (610904494) ($5,950,000): $375,000
                  subordinated B Note held by CBA-Mezzanine Capital Finance,
                  LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A
                  Note; B Note interest rate is 12.75%; 10-year term; A Note and
                  B Note are cross-defaulted

24.   No Mechanics' Liens.

25.   Compliance.

26.   Licenses and Permits.

27.   Cross-collateralization.

            o     RLJ Hotel Portfolio (510904353) ($ 75,044,000): Loan in
                  original principal amount of $504,548,870 split into various pari passu companion notes; Wells Fargo is contributing A-4A and A-4B Notes into BSCMSI 2006-PWR 13 (A-1 Note previously securitized in WCMSI 2006-C27 Trust Fund); The loan is
                  serviced pursuant to Pooling and Servicing Agreement for WCMSI
                  2006-C27 Trust Fund

                                        6

            o     Savannah Apartments (610904494) ($5,950,000): $375,000
                  subordinated B Note held by CBA-Mezzanine Capital Finance,
                  LLC; B Note and right of holder of B Note to receive payments is junior and subordinate to A Note and rights of holder of A
                  Note; B Note interest rate is 12.75%; 10-year term; A Note and
                  B Note are cross-defaulted

28.   Releases of Mortgage Property.

29.   Defeasance.

30.   Fixed Rate Loan.

31.   Inspection.

32.   No Material Default.

33.   Due-on-Sale.

34.   Single-Purpose Entity.

35.   Whole Loan.

36.   Security Interests in Hospitality Properties.

            o     RLJ Hotel Portfolio (510904353) ($ 75,044,000): Loan in
                  original principal amount of $504,548,870 split into various pari passu companion notes; Wells Fargo is contributing A-4A and A4B Notes into BSCMSI 2006-PWR 13 (A-1 Note previously securitized in WCMSI 2006-C27 Trust Fund); The loan is
                  serviced pursuant to Pooling and Servicing Agreement for WCMSI
                  2006-C27 Trust Fund; The related Assignment of Mortgage or
                  Deed of Trust (as applicable) is not executed and delivered in favor of the trustee, but rather is executed and delivered in favor of Wells Fargo Bank, N.A, as trustee under the Pooling and Servicing Agreement for Wachovia Commercial Mortgage
                  Securities I Trust 2006-C27

37.   Prepayment Premiums.

38.   [RESERVED]

39.   [RESERVED]

40.   Recourse.

41.   Assignment of Collateral.

42.   Fee Simple or Leasehold Interests.

43.   Escrows.

44.   Operating Statements.

            o     The Crossing, Phase II (410904534) ($4,990,000): No quarterly operating statement (annual only)

            o     The Saxe Building (410903095) ($4,700,000): No quarterly
                  operating statements (annual only)

            o     Lake Zurich Self Storage (410904425) ($4,500,000): No
                  quarterly operating statements required (annual only)

                                        7

            o     897 Independence Drive (410904079) ($4,232,000): No quarterly operating statements required (annual only)

45.   Appraisals.

46.   No Capital Contributions.

47.   Grace Periods.

48.   Access Routes.

49.   Tax Parcels.

50.   Loan Servicing.

51.   Terrorism Insurance.

            o     220 Labs Industrial (410904082) ($4,600,000): Terrorism
                  insurance not required by loan documents; Loan is fully
                  recourse to Borrower and warm body guarantors, however

            o     Rite-Aid Los Angeles (410904236) ($3,950,000): Terrorism
                  insurance not required by loan documents; Terrorism insurance is currently provided by tenant's (Rite-Aid's) third party insurance; Non-recourse carve-out obtained from warm body
                  sponsors for related terrorism losses

            o     Rite-Aid San Diego (410904237) ($3,050,000): Terrorism
                  insurance not required by loan documents; Terrorism insurance is currently provided by tenant's (Rite-Aid's) third party insurance; Non-recourse carve-out obtained from warm body
                  sponsors for related terrorism losses

            o     Tractor Supply - Waldorf, MD (410904501) ($2,908,000):
                  Terrorism insurance not expressly required; Non-recourse
                  carve-out obtained re related losses, however

            o     Walgreen's Rochester Retail (410904418) ($2,750,000):
                  Borrower's obligation to provide required terrorism coverage is suspended if tenant (Walgreen's) satisfies self-insurance criteria specified in its lease; Walgreen's is not required to provide terrorism coverage pursuant to its lease, but
                  Walgreen's self-insurance confirmation indicates that
                  terrorism is within the scope of its self-insurance
                  undertakings

                                        8

                                   EXHIBIT D-1

                     FORM OF CERTIFICATE OF THE SECRETARY OR
               AN ASSISTANT SECRETARY OF THE MORTGAGE LOAN SELLER

                    Executed Certificate attached at Tab ___.

                                    Ex. D-1-1

                                   EXHIBIT D-2

                 FORM OF CERTIFICATE OF THE MORTGAGE LOAN SELLER

                       CERTIFICATE OF MORTGAGE LOAN SELLER

          In connection with the execution and delivery by Wells Fargo Bank,
National Association ("Wells Fargo Bank") of, and the consummation of the various transactions contemplated by, that certain Mortgage Loan Purchase and
Sale Agreement dated as of June 8, 2006 (the "Mortgage Loan Purchase Agreement")
among Wells Fargo Bank as seller and Bear Stearns Commercial Mortgage Securities
Inc. as purchaser (the "Purchaser"), the undersigned hereby certifies that (i)
except as previously disclosed to the Purchaser in writing, the representations and warranties of Wells Fargo Bank in or made pursuant to Section 4(a) of the
Mortgage Loan Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof,
(ii) Wells Fargo Bank has, in all material respects, complied with all the agreements and satisfied all the conditions on its part required under the
Mortgage Loan Purchase Agreement to be performed or satisfied at or prior to the date hereof, and (iii) since the date of the Mortgage Loan Purchase Agreement, there will not have been, immediately prior to the transfer of the Mortgage
Loans pursuant to the Mortgage Loan Purchase Agreement, any material adverse change in the financial condition of Wells Fargo Bank. Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Mortgage Loan Purchase Agreement.

                                        Certified this 21st day of June, 2006.

                                        WELLS FARGO BANK, NATIONAL
                                        ASSOCIATION

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                    Ex. D-2-1

                                  EXHIBIT D-3A

                    FORM OF OPINION PURSUANT TO SECTION 7(vi)

                      Executed opinion attached at Tab ___.

                                   Ex. D-3A-1

                                  EXHIBIT D-3B

                   FORM OF OPINION PURSUANT TO SECTION 7(vii)

                      Executed opinion attached at Tab ___.

                                   Ex. D-3B-1

                                  EXHIBIT D-3C

                   FORM OF OPINION PURSUANT TO SECTION 7(viii)

                Executed opinion attached at Tab ___ and Tab ___.

                                   Ex. D-3C-1